SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]    Definitive Proxy Statement
[ ]    Definitive Additional Materials
[ ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                             SmartServ Online, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
         1) Title of each  class of  securities  to which  transaction  applies:
         Common  Stock,  par  value  $.01  per  share
         2) Aggregate number of securities to which transaction applies: _____.
         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): $ _______.
         4) Proposed maximum aggregate value of transaction:  $_________________
         5) Total fee paid:  $____________.

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         1) Amount Previously Paid:
         2) Form, Schedule or Registration Statement No.:
         3) Filing Party:
         4) Date Filed:

                             SMARTSERV ONLINE, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                         TO BE HELD ON DECEMBER 13, 2002


To the Stockholders of SmartServ Online, Inc.:

     NOTICE IS HEREBY GIVEN that the 2002 Annual Meeting of Stockholders (the "Annual Meeting") of SmartServ Online, Inc., a Delaware corporation (the "Company"), will be held at 9:00 A.M., local time, on Friday, December 13, 2002, at the Hyatt Hotel, 1800 East Putnam Avenue, Old Greenwich, CT 06870, for the following purposes:

     1. To elect two (2) Class I directors to the Company's Board of Directors to serve until the Company's Annual Meeting of Stockholders to be held in the year 2005 or until their successors are duly elected and qualified;

     2. To approve a reduction in the exercise price of certain options granted to directors, employees and certain executive officers of the Company;

     3. To approve the Company's 2002 Stock Option Plan, which provides for the issuance of options to purchase up to 1,500,000 shares of Common Stock to directors, officers and employees of the Company;

     4. To approve the Company's Employee Stock Purchase Plan, which provides for the sale of up to 200,000 shares of Common Stock to officers and employees of the Company;

     5. To ratify the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2002; and

     6. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

     The Board of Directors has fixed the close of business on November 8, 2002 as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.

                                       By Order of the Board of Directors


                                       Richard D. Kerschner
                                       Secretary
Stamford, Connecticut
November 15, 2002

                       2002 ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                             SMARTSERV ONLINE, INC.
                             ----------------------

                                 PROXY STATEMENT
                             ----------------------


     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of SmartServ Online, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $.01 per share (the "Common Stock"), for use in voting at the Annual Meeting of Stockholders (the "Annual Meeting") of the Company to be held on Friday, December 13, 2002, at 9:00 A.M., local time, at the Hyatt Hotel, 1800 East Putnam Avenue, Old Greenwich, CT 06870, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

     The approximate mailing date of this Proxy Statement is November 15, 2002.

     The cost of preparing, assembling, printing, mailing and distributing the Notice of Annual Meeting, this Proxy Statement and the proxies is to be borne by the Company. The Company may reimburse brokers, banks and other custodians, nominees and fiduciaries who are holders of record of the Company's Common Stock, for their reasonable out-of-pocket expenses in forwarding proxy solicitation materials to the beneficial owners of shares of Common Stock. In addition to the use of the mail, proxies may be solicited without extra compensation by directors, officers and employees of the Company by personal interview, telephone, e-mail, telegram or other means of electronic communication.

     It is important that your shares are represented at the Annual Meeting, and, therefore, all stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the Annual Meeting, you are urged to, as promptly as possible, mark, sign and date the enclosed form of proxy, which requires no postage if mailed in the United States. If you hold shares directly in your name and attend the Annual Meeting, you may vote your shares in person, even if you previously submitted a proxy card. Your proxy may be revoked at any time before it is voted by submitting a written revocation or a proxy bearing a later date to the Secretary of the Company, or by attending and voting in person at the Annual Meeting. If you hold your shares in "street name" you may revoke or change your vote by submitting new instructions to your broker or nominee.

     The Company's principal executive offices are located at Metro Center, One Station Place, Stamford, Connecticut 06902, and its telephone number is (203) 353-5950. The Company's web-site is http://www.smartserv.com.

                             PURPOSES OF THE MEETING

     At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

     (1) The election of two (2) Class I directors to the Company's Board of Directors to serve until the Company's Annual Meeting of Stockholders to be held in the year 2005 or until their successors are duly elected and qualified;

     (2) The approval of a reduction in the exercise price of certain options granted to directors, employees and certain executive officers of the Company;

     (3) The approval of the Company's 2002 Stock Option Plan, which provides for the issuance of options to purchase up to 1,500,000 shares of Common Stock to directors, officers and employees of the Company;

     (4) The approval of the Company's Employee Stock Purchase Plan, which provides for the sale of up to 200,000 shares of Common Stock to officers and employees of the Company;

     (5) The ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2002; and

     (6) Such other business as may properly come before the Annual Meeting, including any adjournments or postponements thereof.

     Unless contrary instructions are indicated on the enclosed proxy, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted in favor of the election of the nominees for director named below, for the approval of the reduction in the exercise price of certain options granted to the directors and certain executive officers of the Company, for the approval of the 2002 Stock Option Plan and for the ratification of the appointment of Ernst & Young LLP as the Company's auditors. In the event a stockholder specifies a different choice by means of the enclosed proxy, his shares will be voted in accordance with the specification so made.

                 OUTSTANDING VOTING SECURITIES AND VOTING RIGHTS

     The close of business on November 8, 2002 has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. As of the Record Date there were 11,148,416 shares of Common Stock of the Company issued and outstanding. Each share of Common Stock outstanding on the Record Date will be entitled to one vote on each matter to come before the Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock is required to constitute a quorum for the transaction of business at the Meeting. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Meeting for the purpose of determining the presence of a quorum.

     Directors are elected by a plurality of votes of the shares of Common Stock represented in person or by proxy at the Annual Meeting. The affirmative vote of the majority of shares of Common Stock represented in person or by proxy at the Annual Meeting will be required for approval of the other matters being submitted to a vote of the stockholders. Shares abstaining with respect to any matter will be considered as votes represented, entitled to vote, and cast with respect to that matter. Shares subject to broker non-votes with respect to any matter are not considered shares entitled to vote with respect to that matter.

                               SECURITY OWNERSHIP

     The following table sets forth, as of October 31, 2002, certain information with respect to the beneficial ownership of the Common Stock by (i) each person known by the Company to beneficially own more than 5% of the outstanding shares,
(ii) each director of the Company, (iii) each executive officer of the Company and (iv) all executive officers and directors of the Company as a group. Except as otherwise indicated, each person listed below has sole voting and investment power with respect to the shares of Common Stock set forth opposite such person's name.

               NAME AND ADDRESS OF                  AMOUNT AND NATURE OF               PERCENT OF
              BENEFICIAL OWNER (1)                BENEFICIAL OWNERSHIP (2)       OUTSTANDING SHARES (3)
    ------------------------------------------ -------------------------------- --------------------------

    Steven Rosner                                            1,215,656(4)                    10.44%
    1220 Mirabeau Lane
    Gladwyn, Pennsylvania 19035

    Sebastian E. Cassetta                                      711,590(5)                     6.31%
    c/o SmartServ Online, Inc.
    Metro Center, One Station Place
    Stamford, CT 06902

    Mario F. Rossi                                             343,830(6)                     3.06%
    c/o SmartServ Online, Inc.
    Metro Center, One Station Place
    Stamford, CT 06902

    Thomas W. Haller                                           157,710(7)                     1.39%

    Richard Kerschner                                           90,323(8)                     *

    L. Scott Perry                                              40,833(9)                     *

    Catherine Cassel Talmadge                                   40,816(9)                     *

    Stephen Lawler                                              35,000(10)                    *

    Hendrik Hoets                                               30,000(11)                    *

    Charles R. Wood                                             29,000(12)                    *

    Robert Pearl                                                26,497(13)                    *

    Robert H. Steele                                            25,000(14)                    *

    All executive officers and directors as
    a group (12 persons)                                     1,530,599(15)                   12.95%

 --------------------
    *    Less than 1%

    (1) Under the rules of the Securities and Exchange Commission (the "SEC"), addresses are only given for holders of 5% or more of the outstanding Common Stock of the Company who are not officers or directors of the Company.

    (2) Under the rules of the SEC, a person is deemed to be the beneficial owner of a security if such person has or shares the power to vote or direct the voting of such security or the power to dispose or direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities if that person has the right to acquire beneficial ownership within 60 days of the date hereof. Except as otherwise indicated the named entities or individuals have sole voting and investment power with respect to the shares of Common Stock beneficially owned.

    (3) Represents the number of shares of Common Stock beneficially owned as of October 31, 2002 by each named person or group, expressed as a percentage of the sum of all of (i) the shares of such class outstanding as of such date, and (ii) the number of shares not outstanding, but beneficially owned by such named person or group as of such date.

    (4)  Includes   501,151   shares  of  Common  Stock   subject  to  currently
         exercisable warrants.

    (5) Includes 127,500 shares of Common Stock subject to currently exercisable options. Also includes 2,051 shares held in trust for the benefit of Mr. Cassetta's wife and 13,800 shares of Common Stock held by his children.

    (6) Includes 83,000 shares of Common Stock subject to currently exercisable options.

    (7)  Includes   156,644   shares  of  Common  Stock   subject  to  currently
         exercisable options and 400 shares of Common Stock subject to currently exercisable warrants.

    (8) Consists of 90,323 shares of Common Stock subject to currently exercisable options.

    (9) Includes 40,000 shares of Common Stock subject to currently exercisable options.

    (10) Consists of 35,000 shares of Common Stock subject to currently exercisable options.

    (11) Consists of 30,000 shares of Common Stock subject to currently exercisable options.

    (12) Includes 15,000 shares of Common Stock subject to currently exercisable options.

    (13) Consists of 26,497 shares of Common Stock subject to currently exercisable options.

    (14) Consists of 25,000 shares of Common Stock subject to currently exercisable options.

    (15) Includes 2,051 shares held in trust for the benefit of Mr. Cassetta's wife, 13,800 shares of Common Stock held by his children and 669,364 shares of Common Stock subject to currently exercisable options and warrants issued to all executive officers and directors.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Pursuant to Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), officers, directors and holders of more than 10% of the outstanding shares of the Company's Common Stock ("Reporting Persons") are required to file periodic reports of their ownership of, and transactions involving, the Company's Common Stock with the SEC. Based solely upon a review of copies of such reports received by the Company, the Company believes that its Reporting Persons have complied with all Section 16 filing requirements applicable to them with respect to the Company's fiscal year ended December 31, 2001, except that Sebastian E. Cassetta, Chief Executive Officer of the Company, filed a late Annual Statement of Beneficial Ownership on Form 5, reflecting the transfer of Common Stock to trusts for the benefit of his children.


                      PROPOSAL TO ELECT DIRECTORS; NOMINEES

     The Company's Certificate of Incorporation provides that the number of directors constituting the Company's Board of Directors shall be not less than three (3) nor more than fifteen (15) as fixed from time to time by the Board of Directors. The Board of Directors has fixed at seven (7) the number of directors that will constitute the Board for the ensuing year.

     Pursuant to the Company's Certificate of Incorporation and Bylaws, the Board of Directors is divided into three classes. The terms of office of Class II and Class III directors will expire at the Company's 2003 and 2004 annual meetings of Stockholders, respectively. Class I directors elected to succeed those whose terms expire at the Annual Meeting shall be elected to a term of office expiring at the Company's 2005 Annual Meeting of Stockholders, until their successors are duly elected and qualified, or until any such director's earlier resignation or removal. The current directors of the Company and their respective classes and terms of office are as follows:

      DIRECTOR                           CLASS            TERM IS SCHEDULED TO
      --------                           -----                  EXPIRE
                                                                ------
L. Scott Perry                             I            at 2002 Annual Meeting
Catherine Cassel Talmadge                  I            at 2002 Annual Meeting
Mario F. Rossi                             II           at 2003 Annual Meeting
Robert H. Steele                           II           at 2003 Annual Meeting
Sebastian E. Cassetta                     III           at 2004 Annual Meeting
Charles R. Wood                           III           at 2004 Annual Meeting
Stephen Lawler                            III           at 2004 Annual Meeting

     Two (2) Class I directors are to be elected at the Annual Meeting for a term expiring at the Company's 2005 annual meeting of Stockholders. Mr. Perry and Ms. Talmadge, each a current Class I director, have been nominated for election as Class I directors at the Annual Meeting.

     The Board of Directors has no reason to believe that either of its nominees will be unable or unwilling to serve if elected to the Board and, to the knowledge of the Board of Directors, each nominee intends to serve the entire term for which election is sought. Should any nominee become unable or unwilling to accept nomination or election as a director of the Company, the proxies solicited by the Board of Directors will be voted for such other persons as the Board may determine.

                                   MANAGEMENT

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth information with respect to the executive officers and directors of SmartServ Online, Inc. as of October 31, 2002.

NAME                                  AGE            POSITION
----                                  ---            --------

Sebastian E. Cassetta                  54            Chief Executive Officer, Chairman of the Board and Class III Director
Mario F. Rossi                         64            Executive Vice President, Chief Technology Officer and Class II Director
Thomas W. Haller, CPA                  48            Senior Vice President, Treasurer and Chief Financial and Accounting
                                                     Officer
Richard D. Kerschner                   35            Senior Vice President, General Counsel and Corporate Secretary
Robert W. Pearl                        34            Senior Vice President, Business Development
Hendrik P. Hoets                       48            Senior Vice President of Sales and Marketing
Paul Barringer                         50            Senior Vice President, Corporate Development
Stephen Lawler                         37            Class III Director
L. Scott Perry (1)                     54            Vice Chairman of the Board and Class I Director
Robert Steele (1) (2)                  63            Class II Director
Catherine Cassel Talmadge (1)          50            Class I Director
Charles R. Wood (2)                    61            Class III Director
---------------------------------

(1) Member of the Audit Committee
(2) Member of the Compensation Committee

     SEBASTIAN E. CASSETTA has been Chief Executive Officer, Chairman of the Board and a director of SmartServ since its inception and had been its Treasurer and Secretary from its inception until March 1996 and October 2000, respectively. From June 1987 to August 1992, Mr. Cassetta was the President of Burns and Roe Securacom Inc., an engineering and large-scale systems integration firm. He is also a former Director, Managing Director and Vice President of Brinks Inc. At Brinks, he expanded international operations in over 15 countries and became the youngest person to be appointed Vice President in Brinks' 140 year history. Appointed by President Reagan and Department of Commerce Secretary Malcolm Baldridge, he served on both the U.S. Export Council and The Industry Sector Advisory Committee (ISAC) regarding GATT negotiations. He is a former member of the Board of Directors of The Young Presidents' Organization and the former Chairman of the New York Chapter.

     MARIO F. ROSSI was Vice President of Operations of SmartServ from December 1994 to February 1998, and Senior Vice President, Operations and Chief Technology Officer until October 2000 when he was promoted to Executive Vice President. In February 1998, Mr. Rossi was appointed a director of SmartServ. Mr. Rossi has business and operational management experience in the computer, telecommunications and security fields. He has an extensive background in product development, operations and technical marketing. From 1989 to 1994, Mr. Rossi was Vice President of Operations for MVS Inc., a fiber optic company specializing in wireless technology, and a General Manager at Pirelli from 1986 to 1988. From 1971 to 1986, he was Director of Development of Philips Medical Systems, in the U.S. as well as the Netherlands.

     THOMAS W. HALLER, CPA has been SmartServ's Treasurer since he joined SmartServ in March 1996. He served as Vice President from March 1996 until October 2000, when he was promoted to Senior Vice President. Additionally, Mr. Haller has been the Chief Financial Officer since January 2001 and also held such position from March 1996 until June 2000. From December 1992 to March 1996, Mr. Haller was a Senior Manager at Kaufman Greenhut Forman, LLP, a public accounting firm in New York City, where he was responsible for technical advisory services and the firm's quality assurance program. Prior thereto, he was a Senior Manager with Ernst & Young LLP, an international public accounting and consulting firm, where he had responsibility for client services and new business development in the firm's financial services practice.

     RICHARD D. KERSCHNER joined SmartServ as Vice President and General Counsel in April 2000. In September 2000, Mr. Kerschner was elected Secretary of SmartServ and in October 2000 he was promoted to Senior Vice President. Prior to joining SmartServ, Mr. Kerschner was Managing Counsel at Omnipoint Communications, a leading wireless service provider, where he supervised a staff of attorneys and paralegals in Omnipoint's legal and regulatory affairs department. Mr. Kerschner joined Omnipoint in 1997 and worked on all aspects of its legal and regulatory issues, and had primary in-house responsibility for Omnipoint's corporate finance, mergers and acquisitions, joint ventures and strategic alliances, tax and general commercial litigation. Mr. Kerschner was in private practice with the law firm of McCann & McCann from 1994 to 1997.

     ROBERT W. PEARL  joined  SmartServ  in  September  1998.  He was  initially responsible for developing SmartServ's wireless strategy and consummating relationships with key business and technology strategic alliances. In March 2000, Mr. Pearl was promoted to Vice President and in October 2000 to Senior Vice President. In his current role he is responsible for developing and managing worldwide partnerships and business opportunities on behalf of SmartServ. Mr. Pearl is co-founder and former co-chairman of the WAP Forum's Developer Expert Group. Prior to joining SmartServ, Mr. Pearl was a Project Manager at Omnipoint from 1996 to 1998 and a marketing liaison at AT&T from 1993 to 1996.

     HENDRIK P. HOETS has been Senior Vice President of Sales and Marketing of SmartServ since January 2001. From 1987 to January 2001, Mr. Hoets served in various positions with Motorola, Inc., most recently as Worldwide Director of Business Development of its Network Management Group.

     PAUL BARRINGER has been Senior Vice President of Smartserv since May 2002. From June 1997 to April 2002, Mr. Barringer served in various positions with Hewlett-Packard Company including Director of Business Development and Media Entertainment Vertical, Director of Business Development - Emerging Markets Segment - East Coast Region and AT&T Global Account Manager for Hewlett Packard Open View Software Solution. From February 1996 to June 1997 Mr. Barringer served as Vice President of Sales and Marketing for North America of Prolin, a Netherlands entity.

     STEPHEN LAWLER has been a director of SmartServ since December 1999. He has been the Group Manager for the Mobile Internet Business Unit at Microsoft Corporation since April 1999. Mr. Lawler's experience includes all aspects of engineering including software development, program management, quality assurance and documentation. Additionally, he has directed product marketing teams, program management teams and engineering teams. From 1992 to April 1999, he worked for MapInfo Corporation where he was a member of the Executive Team, the Managing Director of Product Marketing and Product Management and the Managing Director of Software Development and Product Development.

     L. SCOTT PERRY has been a director of SmartServ since November 1996 and was appointed Vice Chairman of the Board of Directors in September 2002. Mr. Perry is the managing partner of Cobblers Hill Group, a strategy consulting firm. From June 1998 to December 2001, Mr. Perry was Vice President, Strategy & Business Development, AT&T and Vice President Strategy and Alliances - AT&T Solutions. From December 1995 to June 1998, Mr. Perry was Vice President, Advanced Platform Services of AT&T. From January 1989 to December 1995, Mr. Perry held various executive positions with AT&T including Vice President - Business Multimedia Services, Vice President (East) - Business Communications Services and Vice President - Marketing, Strategy and Technical Support for AT&T Data Systems
Group. Prior to AT&T, Mr. Perry was General Manager, Academic Computing Information Systems and served in other sales, marketing and general management positions at IBM. Mr. Perry is a member of the Board of Directors of the Information Technology Association of America, INEA, Inc., a web analytics software firm, Viacore, Inc., a supply chain services firm and Zanett, Inc., a professional services firm, as well as being a member of several technology advisory boards. He is also a special advisor to Global Asset Capital, a venture capital company.

     ROBERT STEELE has been a director of SmartServ since February 1998. Since February 1998, Mr. Steele has been Vice Chairman of John Ryan Company, an international bank support and marketing company, and from 1991 to 1998 was a Senior Vice President of that Company. Mr. Steele is the former President of Dollar Dry Dock Bank and a former U.S. Congressman, and is a member of the Board of Directors of Moore Medical Corp., Scan Optics, Inc., NLC Insurance Companies, and the New York Mercantile Exchange.

     CATHERINE CASSEL TALMADGE has been a director of SmartServ since March 1996. Since July 2001, Ms. Talmadge has been a consultant to the cable television industry in the areas of product development, business process improvement, strategic planning and business development. Ms. Talmadge was Vice President of Business Development for Maher & Maher, a leading business integration and consulting firm for the broadband industry from January through July 2001. From May 1999 to January 2001, Ms. Talmadge was Senior Vice President of Business Development for High Speed Access Corporation. From September 1984 to May 1999, she held various positions with Time Warner Cable, a division of Time Warner Entertainment Company, L.P., including Vice President, Cable

Programming; Director, Programming Development; Director, Operations; Director, Financial Analyses; and Manager, Budget Department.

     CHARLES R. WOOD has been a director of SmartServ since September 1998. Mr. Wood is Chairman and Chief Executive Officer of Terra Investors, Inc., a private, closely held investment company. Mr. Wood also serves on the Board of Advisors of Contact Point, a privately held company specializing in customer service and sales training. Mr. Wood was Senior Vice President of Data Transmission Network Corporation and President of DTN Financial Services from 1989 and 1986, respectively, until February 28, 2000.

     The Company's officers are elected annually and serve at the discretion of the Board of Directors for one year subject to any rights provided by employment agreements that are described below under "Executive Compensation - Agreements with Named Executive Officers".

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended December 31, 2001, the Board of Directors held ten (10) meetings. During such period, each director attended at least 75 percent of the aggregate of (i) the number of meetings of the Board of Directors held during the period he or she served on the Board, and (ii) the number of committee meetings held during the period he or she served on such committee.

     The Audit  Committee  consists  of Robert H.  Steele,  L.  Scott  Perry and
Catherine Cassel Talmadge, none of whom is an officer or employee of the Company. Each member meets the independence requirements for audit committee members under the listing standards of the NASDAQ SmallCap Market, on which the Company's Common Stock is listed. The Committee provides assistance to the Company's directors in fulfilling the Board's oversight responsibility as to the Company's accounting, auditing and financial reporting, corporate governance practices and the quality and integrity of the financial reports of the Company. The specific functions and responsibilities of the Audit Committee are set forth in the written charter of the Audit Committee adopted by the Board of Directors, a copy of which was attached as Appendix A to the proxy statement for the 2001 Annual Meeting. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. A report of the Audit Committee appears under the caption "Audit Committee Report," below. The Audit Committee met six (6) times during the last fiscal year.

     The Compensation Committee, currently composed of Messrs. Wood and Steele, reviews and advises the Company's directors with regard to officer and employee compensation and administers the Company's employee stock option plans.

AUDIT COMMITTEE REPORT

     Management has the primary responsibility for the Company's financial reporting process, including the preparation of its financial statements, while the Board is responsible for overseeing the Company's accounting, auditing and financial reporting practices. The Company's independent auditors have the responsibility for the examination of the Company's annual financial statements, expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and issuing a report thereon. In assisting the Board in fulfilling its oversight responsibility with respect to the fiscal year ended December 31, 2001, the Audit Committee:

     o Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2001 with management and Ernst & Young LLP, the Company's independent auditors;

     o Discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

     o Received the written disclosures and the letter from Ernst & Young LLP regarding its independence as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees". The Audit Committee also discussed Ernst & Young LLP's independence with Ernst & Young LLP and considered whether the provision of non-audit services rendered by Ernst & Young LLP was compatible with maintaining its independence under Securities and Exchange Commission rules governing the independence of a company's outside auditors (see "Proposal to Ratify the Appointment of Independent Auditors," below).

     Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the fiscal year ended December 31, 2001 be included in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for that year. The foregoing report is provided by the following directors, who constitute the Audit Committee:

                                            Robert H. Steele
                                            L. Scott Perry
                                            Catherine Cassel Talmadge


                              DIRECTOR COMPENSATION

     Each director who is not an officer or employee of the Company is reimbursed for his or her out-of-pocket expenses incurred in connection with attendance at meetings or other Company business. Each non-employee director receives a $1,500 fee for each meeting he or she attends. Additionally, each committee member receives up to $1,000 per committee meeting attended.

     The Compensation Committee has the discretionary authority to grant options to non-employee directors. The exercise price of each share of Common Stock under any option granted to a director is equal to the fair market value of a share of Common Stock on the date the option was granted. No options were granted to non-employee directors in the fiscal year ended December 31, 2001.

                             EXECUTIVE COMPENSATION

     The following table sets forth, for each of the last three full fiscal years and the transition period ended December 31, 2000, information concerning annual and long-term compensation, paid or accrued, for the Chief Executive Officer and the four other most highly compensated executive officers (the "Named Executive Officers") of SmartServ whose compensation exceeded $100,000 for services in all capacities to SmartServ during the fiscal year ended December 31, 2001:

                           SUMMARY COMPENSATION TABLE
                           --------------------------

                                            ANNUAL COMPENSATION                       LONG-TERM COMPENSATION
                           ------------------------------------------------------ -----------------------------
                                                                                   RESTRICTED       SECURITIES
NAME AND PRINCIPAL         FISCAL                                OTHER ANNUAL     STOCK AWARDS      UNDERLYING     ALL OTHER
POSITION                   YEAR   SALARY       BONUS         COMPENSATION (1)(2)       (3)           OPTIONS     COMPENSATION
-------------------------- ------ ------------ ------------- -------------------- --------------- ------------- --------------
Sebastian E. Cassetta      2001   $  255,000   $  50,000     $          9,750     $        --            --     $  27,202(11)
Chief Executive            2000*     130,812      30,306                4,875              --       200,000        13,545(11)
Officer                    2000      216,200     241,300                9,750              --        23,000        27,100(11)


                                        9

                           1999      155,000     116,414(4)             9,750         185,471(5)     92,000(7)     24,416(11)

Mario F. Rossi             2001      200,000      25,000                6,000              --            --        13,674(12)
Executive Vice             2000*     100,676      11,846                3,000              --        75,000         6,675(12)
President                  2000      162,000     104,100                6,000              --        22,000         9,324(12)
                           1999      122,500      43,749(4)             6,000          61,824(6)     67,500(8)         --

Thomas W. Haller           2001      164,558      37,500                6,000              --        22,500         9,932(12)
Senior Vice President      2000*      64,750      30,000                3,000              --        50,000         4,966(12)
and Chief Financial        2000      112,250      21,300                6,000              --        79,000         9,600(12)
Officer                    1999       89,400       2,600                6,000              --        32,000(9)         --

Richard D. Kerschner       2001      160,000      48,000                   --              --        80,000            --
Senior Vice President      2000*      67,500      10,000                   --              --        50,000            --
and General Counsel        2000       45,385          --                   --              --       100,000(10)        --

Hendrik P. Hoets           2001      139,200      35,000                   --              --       100,000        15,300(13)
Senior Vice President
of Sales and Marketing

* Amounts shown consist of compensation for the transition period (July 1, 2001 through December 31, 2001).

(1)  Amounts shown consist of a non-accountable expense allowance.

(2) The aggregate amount of personal benefits not included in the Summary Compensation Table does not exceed the lesser of either $50,000 or 10% of the total annual salary and bonus paid to the Named Executive Officers.

(3) The Named Executive Officers did not receive any LTIP Payouts during fiscal 2001, the transition period or in fiscal 2000 or 1999.

(4) Based on the closing price ($0.75) of the Company's Common Stock on June 30, 1999, the date on which the bonus was earned. If such amount were calculated at $16.50, the closing price of the Company's Common Stock on December 28, 1999, the day immediately preceding the date of grant, the value of the Common Stock issued in satisfaction of the bonus obligation would be $2,442,000 and $891,000 for Messrs. Cassetta and Rossi, respectively.

(5) On December 29, 1998, the Board of Directors approved the sale at $2.20 per share to Mr. Cassetta of 618,239 shares of restricted stock representing 9% of the fully diluted shares of Common Stock of the Company at that date. Compensation has been determined as the number of shares awarded to Mr. Cassetta times the closing price of the Company's Common Stock on December 29, 1998 ($2.50) less the consideration to be paid by Mr. Cassetta. On October 13, 1999, the Board of Directors agreed to reprice the shares granted to Mr. Cassetta to $.75 per share, the fair value of the shares at that date. If compensation were calculated based on the repriced consideration to be paid by Mr. Cassetta, the amount of the compensation would be $1,081,918.

(6) On December 29, 1998, the Board of Directors approved the sale at $2.20 per share to Mr. Rossi of 206,080 shares of restricted stock representing 3% of the fully diluted shares of Common Stock of the Company at that date. Compensation has been determined as the number of shares awarded to Mr. Rossi times the closing price of the Company's Common Stock on December 29, 1998 ($2.50) less the consideration to be paid by Mr. Rossi. On October 13, 1999, the Board of Directors agreed to reprice the shares granted to Mr. Rossi to $.75 per share, the fair value of the shares at that date. If compensation were calculated based on the repriced consideration to be paid by Mr. Rossi, the amount of the compensation would be $360,640.

(7) Includes options for the purchase of 37,500 shares which were canceled when repriced options to purchase a like number of shares were granted in lieu thereof in the fiscal year ended June 30, 1999.

(8) Includes options for the purchase of 25,250 shares which were canceled when repriced options to purchase a like number of shares were granted in lieu thereof in the fiscal year ended June 30, 1999.

(9) Includes options for the purchase of 15,000 shares which were canceled when repriced options to purchase a like number of shares were granted in lieu thereof in the fiscal year ended June 30, 1999.

(10) Such options were canceled and options to purchase 80,000 shares of Common Stock were granted in lieu thereof at a lower exercise price per share in the fiscal year ended December 31, 2001.

(11) Amounts represent premiums paid by the Company for life and disability insurance for the benefit of Mr. Cassetta.

(12) Amounts represent premiums paid by the Company for life insurance for the benefit of the employee.

(13) Amount represents the reimbursement of moving expenses.

STOCK OPTIONS

     The following table sets forth information with respect to stock options granted to the Named Executive Officers at fiscal year end:

                        OPTION GRANTS IN LAST FISCAL YEAR
                               (INDIVIDUAL GRANTS)

                                    NUMBER OF            % OF TOTAL OPTIONS
                              SECURITIES UNDERLYING    GRANTED TO EMPLOYEES IN     EXERCISE           EXPIRATION
NAME                             OPTIONS GRANTED           THE FISCAL YEAR          PRICE                DATE
----------------------------- ----------------------- ------------------------- ------------------ ---------------------
Thomas W. Haller                       22,500                     4.4%                  $8.190           12/6/11

Richard D. Kerschner                   80,000                    15.6%                  $8.400           5/29/10

Hendrik P. Hoets                       50,000                     9.75%                $15.000           1/28/10
                                       50,000                     9.75%                 $5.969            4/1/10


     The following table sets forth information as to the number of unexercised shares of Common Stock underlying stock options and the value of unexercised in-the-money stock options at fiscal year end:

               AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR END OPTION VALUE (1)(2)
                       -----------------------------------
                                                                      NUMBER OF UNEXERCISED   VALUE OF UNEXERCISED
                                                                      SECURITIES UNDERLYING   IN-THE-MONEY OPTIONS
                                                         VALUE          OPTIONS AT FISCAL     AT FISCAL YEAR END
                                                                             YEAR END            EXERCISABLE/
                                 SHARES ACQUIRED                           EXERCISABLE/          UNEXERCISABLE
------------------------------ -------------------- ----------------- --------------------- -------------------------

Sebastian E. Cassetta                  --                  --            123,500/154,000           $396,438/$0

Mario F. Rossi                         --                  --             79,500/59,750            $326,490/$0

Thomas W. Haller                       --                  --             135,267/48,233           $613,525/$0

Richard D. Kerschner                   --                  --             27,767/102,233              $0/$0



                                       11

Hendrik P. Hoets                       --                  --               0/100,000                 $0/$0


(1) Value is based on the closing bid price of the Company's Common Stock as reported by the NASDAQ National Market on December 31, 2001 ($7.00) less the exercise price of the option.
(2) No SARs were exercised by the Named Executive Officers during the fiscal year ended December 31, 2001 or held by them at December 31, 2001.

     On September 7, 2001, an option to purchase 100,000 shares of Common Stock granted to Richard D. Kerschner, a Named Executive Officer, on May 30, 2000 and exercisable at $49.50 per share was canceled by the Company. On the same date, Mr. Kerschner was granted an option to purchase 80,000 shares of Common Stock at an exercise price of $8.45 per share, the fair market value of the Common Stock on that date. The Compensation Committee believes that at an exercise price of $49.50 per share, the option did not provide the incentive intended when such option was granted.

AGREEMENTS WITH NAMED EXECUTIVE OFFICERS

     The Company and Mr. Cassetta entered into an employment agreement, as amended ("Cassetta Agreement"), effective January 1, 1999 and originally expiring on December 31, 2001, providing for (1) base compensation of not less than $185,000 per annum as determined from time to time by the Board of Directors, (2) additional compensation of up to 100% of base compensation and
(3) the sale to him of 618,239 shares of restricted stock, representing 9% of the fully diluted shares of Common Stock at the time the Cassetta Agreement was signed. The Cassetta Agreement, by its terms, is renewed automatically each month for an additional one month period. Mr. Cassetta's additional compensation will be equal to 10% of his base compensation for each 10% increase in sales during the first year of the Cassetta Agreement, subject to a maximum of 100% of base compensation. In each subsequent year of the Cassetta Agreement, Mr. Cassetta will receive additional compensation equal to 5% of his base compensation for each 5% increase in sales, subject again to a maximum of 100% of base compensation. $457,496.86 of the purchase price of the restricted stock is evidenced by a 5 year, non-recourse promissory note, secured by the stock, at an interest rate of 6.75%, which is 1% below the prime rate on the date of the stock purchase agreement ("Cassetta Stock Purchase Agreement") contemplated by the Cassetta Agreement. The Cassetta Stock Purchase Agreement provides the Company with certain repurchase options and provides Mr. Cassetta or his representative with a put option in the event of the termination of his employment (i) by the Company without cause, (ii) by Mr. Cassetta for cause, or
(iii) by reason of Mr. Cassetta's death or disability. In the event that Mr. Cassetta's employment is terminated without cause, for disability or illness, or for good reason by Mr. Cassetta, Mr. Cassetta will receive a lump sum severance payment equal to his full base salary for a period of three years, discounted to the present value using an 8% discount rate, and continuing benefit coverage for the lesser of 12 months or the remaining term of the Cassetta Agreement. Good reason under both the Cassetta Agreement and the Cassetta Stock Purchase Agreement includes a change of control of the Company other than one approved by the continuing directors of the Company. On December 28, 1999, the Board of Directors of the Company approved the payment to Mr. Cassetta in stock of the bonus payable to him for 1999 under his employment agreement. Pursuant thereto, in March 2000, the Company issued 148,000 shares of Common Stock to Mr. Cassetta.

     The Company and Mr. Rossi entered into an employment agreement, as amended ("Rossi Agreement"), effective January 1, 1999 and originally expiring on December 31, 2001, providing for (1) base compensation of not less than $135,000 per annum as determined from time to time by the Board of Directors, (2) additional compensation of up to 50% of base compensation and (3) the sale to him of 206,080 shares of restricted stock, representing 3% of the fully diluted shares of Common Stock at the time the Rossi Agreement was signed. The Rossi Agreement, by its terms, is renewed automatically each month for an additional one month period. Mr. Rossi's additional compensation will be equal to 5% of his base compensation for each 10% increase in sales during the first year of the Rossi Agreement, subject to a maximum of 50% of base compensation. In each subsequent year of the Rossi Agreement, Mr. Rossi will receive additional compensation equal to 2.5% of base compensation for each 5% increase in sales, subject again to a maximum of 50% of base compensation. $152,499.20 of the purchase price of the restricted stock is evidenced by a 5 year, non-recourse promissory note, secured by the stock, at an interest rate of 6.75%, which is 1% below the prime rate on the date of the stock purchase agreement ("Rossi Stock Purchase Agreement") contemplated by the Rossi Agreement. The Rossi Stock Purchase Agreement provides the Company with certain repurchase options and provides Mr. Rossi or his representative with a put option in the event of the termination of his employment (i) by the Company without cause, (ii) by Mr. Rossi for cause, or (iii) by reason of Mr. Rossi's death or disability. In the event that Mr. Rossi's employment is terminated without cause, for disability or illness, or for good reason by Mr. Rossi, Mr. Rossi will receive a lump sum severance payment equal to his full base salary for a period of three years, discounted to the present value using an 8% discount rate, and continuing benefit coverage for the lesser of 12 months or the remaining term of the Rossi Agreement. Good reason under both the Rossi Agreement and the Rossi Stock Purchase Agreement includes a change of control of the Company other than one approved by the continuing directors of the Company. On December 28, 1999, the Board of Directors of the Company approved the payment to Mr. Rossi in stock of the bonus payable to him for 1999 under his employment agreement. Pursuant thereto, in March 2000, the Company issued 54,000 shares of Common Stock to Mr. Rossi.

CERTAIN TRANSACTIONS

     The Company and Mr. Pearl entered into a stock purchase agreement, dated October 13, 1999, pursuant to which the Company sold Mr. Pearl 76,818 shares of Common Stock at a price of $0.75 per share, for an aggregate purchase price of $57,613.50. The purchase price of the stock was equal to the fair market value of the stock as determined by the closing price of the stock on October 12, 1999. $56,845.32 of the purchase price of the stock is evidenced by a 5 year, non-recourse promissory note ("Pearl Promissory Note"), secured by the stock, at an interest rate of 7.50%, which is 1% below the prime rate on the date of the Pearl Promissory Note. Mr. Pearl repaid the Pearl Promissory Note on August 12, 2002.

     Steven B. Rosner, currently a beneficial owner of ten percent of the Common Stock of the Company, entered into an agreement with the Company, dated October 25, 1999, whereby Mr. Rosner was to provide consulting services to the Company. Pursuant to an amendment dated January 4, 2000, the agreement was extended until October 24, 2002 (the agreement as amended, the "Rosner Agreement"). Pursuant to the Rosner Agreement, Mr. Rosner received $125,000 and warrants to purchase (i) 100,000 shares of Common Stock at $2.625 per share, (ii) 100,000 shares of Common Stock at $3.625 per share and (iii) 8,000 shares of Common Stock at $18.375 per share. Mr. Rosner has exercised warrants to purchase 200,000 shares of Common Stock. The remaining warrants expire on October 25, 2004.

     Steven B. Rosner also acted as a finder in the private placement of the Company's securities that was consummated in September 2002. For his services as finder, Mr. Rosner received warrants to purchase 186,370 shares of Common Stock at $.85 per share and a cash fee of $157,500 from the Company. The warrants expire on September 8, 2007.

     The Company's Board of Directors authorized the issuance of a line of credit of up to $500,000 to Sebastian E. Cassetta, the Company's Chief Executive Officer and Chairman of the Board. Mr. Cassetta issued promissory notes, effective on January 2, 2001 and March 20, 2001, aggregating $500,000 to the

Company evidencing amounts borrowed under the line of credit. Each note bears interest at the prime rate and matures three years from the date the note was issued. Interest for the period January 2, 2001 to June 30, 2002 will accrue and be payable at maturity. Commencing July 1, 2002 interest will be payable semi-annually in arrears.

     The Company believes that the terms of the transactions described above were no less favorable to the Company than would have been obtained from a non-affiliated third party for similar transactions at the time of entering into such transactions. In accordance with the Company's policy, such transactions were approved by a majority of the independent directors of the Company.

                      EQUITY COMPENSATION PLAN INFORMATION

     The table below sets forth certain information as of the Company's fiscal year ended December 31, 2001 regarding the shares of the Company's common stock available for grant or granted under stock option plans that (i) were adopted by the Company's stockholders and (ii) were not adopted by the Company's stockholders.

                                                                                      Number of securities remaining
                               Number of securities to be        Weighted-average      available for future issuance
                                 issued upon exercise of        exercise price of        under equity compensation
                              outstanding options, warrants    outstanding options,   plans (excluding securities in
                                       and rights              warrants and rights    the first column of this table)
                              -----------------------------    -------------------    --------------------------------
Equity Compensation plans                     405,234                      $12.01                      6,993
approved by security
holders
Equity Compensation plans                   1,425,450                      $12.20                    288,750
not approved by security
holders
Total                                       1,830,684                      $12.16                    295,743

DESCRIPTION OF PLANS NOT ADOPTED BY STOCKHOLDERS

     The aggregate number of shares of the Common Stock for which options may be granted under the 1999 Stock Option Plan is 400,000. Such options may be issued to key employees, officers who are key employees, directors and consultants of the Company. The 1999 Stock Option Plan is administered by the Board of Directors. The Board of Directors may grant only non-qualified stock options (options which do not comply with section 422 of the Internal Revenue Code of 1986, as amended) under the 1999 Stock Option Plan. The 1999 Stock Option Plan permits the administrators of the plan, in their sole discretion, to allow the cashless exercise of options. On December 31, 2001, options to purchase 314,200 shares of Common stock were issued and outstanding under the 1999 Stock Option Plan. As of September 30, 2002 there were options to purchase 268,000 shares of Common Stock outstanding and 32,300 available for grant pursuant to options.

     On January 1, 1999, the Board of Directors of the Company granted each board member an option to purchase 10,000 shares of Common Stock (for a total of 50,000 shares) at an exercise price of

$2.3438 per share. Such options vested immediately and expire on December 31, 2003. As of September 30, 2002, there were options to purchase 30,000 shares of Common Stock outstanding.

     On December 28, 1999, the Board of Directors of the Company granted Stephen Lawler an option to purchase 20,000 shares of Common Stock at an exercise price of $17.007 per share. Such option vested immediately and expires on December 27, 2004. As of September 30, 2002, such option remained outstanding.

     The aggregate number of shares of the Common Stock for which options may be granted under the 2000 Stock Option Plan is 1,350,000. Such options may be issued to key employees, officers who are key employees, directors and consultants of the Company. The 2000 Stock Option Plan is administered by the Board of Directors. The Board of Directors may grant only non-qualified stock options (options which do not comply with section 422 of the Internal Revenue Code of 1986, as amended) under the 2000 Stock Option Plan. The 2000 Stock Option Plan permits the administrators of the plan, in their sole discretion, to allow the cashless exercise of options. On December 31, 2001, options to purchase 1,061,250 shares of Common stock were issued and outstanding under the 2000 Stock Option Plan. As of September 30, 2002 there were options to purchase 1,246,250 shares of Common Stock outstanding and 103,750 shares of Common Stock available for grant pursuant to options.

     Footnote 13 to the Company's financial statements, included in the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 filed by the Company with the SEC, contains additional information regarding each of the stock option plans described above.

REQUIRED VOTE

     Of the directors nominated for election, the two directors receiving the greatest number of votes cast at the Annual Meeting, in person or by proxy, shall be elected Class I directors. The Board of Directors recommends a vote "FOR" L. Scott Perry and Catherine Cassel Talmadge to serve as directors of the Company until the 2005 annual meeting of the Company, or until their successors are duly elected and qualified, or until their earlier resignation or removal.


  PROPOSAL TO REDUCE THE EXERCISE PRICE OF CERTAIN OPTIONS GRANTED TO DIRECTORS
                      AND EXECUTIVE OFFICERS OF THE COMPANY

     At a meeting of the Board of Directors of the Company, held on September 13, 2002, the Board of Directors determined, subject to the approval of the stockholders of the Company, to reduce the exercise price of certain options held by the directors, executive officers and employees of the Company to $1.42 per share because, in light of recent market conditions, such options did not provide the incentive intended when they were granted. The reduced exercise price, $1.42 per share, is the average of the high and low sales price of the Common Stock on September 12, 2002, the day before the meeting of the Board of Directors.

The options and the recipients thereof are summarized in the following table:

                                 Number of Shares of Common
                                    Stock Issuable upon            When                           Current Exercise
    Name of Option Holder           Exercise of Options        Exercisable     Expiration Date     Price Per Share
    ---------------------        ---------------------------   -----------     ---------------    ----------------
Sebastian E. Cassetta                       8,000              Immediately         5/29/10               $49.50
                                           50,000              Immediately         11/2/10               $19.00
                                          150,000                  (1)             11/2/10               $19.00

Mario F. Rossi                              7,000              Immediately         5/29/10               $49.50
                                           18,750              Immediately         11/2/10               $19.00
                                           56,250                  (1)             11/2/10               $19.00

Thomas W. Haller                            7,000              Immediately         5/29/10               $49.50
                                           50,000                  (2)             11/2/10               $19.00
                                           22,500                  (3)             12/6/11                $8.20

Richard D. Kerschner                       50,000                  (2)             11/2/10               $19.00
                                           80,000                  (4)             5/29/10                $8.45

Robert Pearl                               25,000                  (2)             11/2/10               $19.00
                                           17,500                  (3)             12/6/11                $8.20

Hendrik Hoets                              50,000                  (5)             1/28/11               $15.00
                                           50,000                  (6)             4/1/11                 $5.969

L. Scott Perry                             10,000              Immediately         5/29/05               $49.50
                                            5,000              Immediately         11/2/05               $19.00

Charles R. Wood                            10,000              Immediately         5/29/05               $49.50
                                            5,000              Immediately         11/2/05               $19.00

Stephen Lawler                             10,000              Immediately         5/29/05               $49.50
                                            5,000              Immediately         11/2/05               $19.00

Catherine Cassel Talmadge                  10,000              Immediately         5/29/05               $49.50
                                            5,000              Immediately         11/2/05               $19.00

Robert H. Steele                           10,000              Immediately         5/29/05               $49.50
                                            5,000              Immediately         11/2/05               $19.00

All Other Employees                       215,500                  (7)             Various                $8.47
                                          139,000                  (7)             Various               $19.00
                                           30,000                  (7)             6/30/11                $8.98
                                            5,000                  (7)             10/1/11                $5.01

(1)  Exercisable  upon  the  satisfaction  of  certain   financial   performance
     measurements to be determined by the Board of Directors.

(2) Seven-ninths currently exercisable, the remaining portion is exercisable in two equal semi-annual installments beginning May 3, 2003.

(3) Exercisable as to 30% on December 7, 2002, 30% on December 7, 2003 and 40% on December 7, 2004.

(4) Options to purchase 51,429 shares of Common Stock are currently exercisable and options to purchase 28,571 shares of Common Stock are exercisable on May 30, 2003.

(5) Exercisable as to 30% on January 28, 2002, 30% on January 28, 2003 and 40% on January 28, 2004.

(6) Thirty percent currently exercisable, 30% exercisable on April 2, 2003, and 40% exercisable on April 2, 2004.

(7) Exercisable as to 30% one year after grant, exercisable as to 30% two years after grant and exercisable as to 40% three years after grant.

     REQUIRED VOTE

     Approval of the reduction of the exercise price of the options indicated requires the affirmative vote of the holders of the majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal. The Board of Directors recommends a vote "FOR" the approval of the reduction of the exercise price of the options indicated.


                       PROPOSAL TO APPROVE THE ADOPTION OF
                       THE COMPANY'S 2002 INCENTIVE STOCK
                                  OPTION PLAN


     On November 7, 2002, the Board of Directors of the Company adopted, subject to stockholder approval, the Company's 2002 Incentive Stock Option Plan (as amended, the "2002 Plan"). The 2002 Plan is intended to provide an incentive to directors, officers and employees of the Company and its subsidiaries and to offer an additional inducement to potential employees for their services. The proceeds derived from the sale of shares subject to options will be used for general corporate purposes of the Company. A copy of the 2002 Plan is attached hereto as Exhibit A.

     Prior to the adoption of the 2002 Plan, there were 136,050 shares available for the grant of options under the Company's other stock option plans. The Board of Directors will reduce the size of the Company's other stock option plans to the number of options currently outstanding under such plans if the 2002 Plan is adopted by the stockholders of the Company. Additionally, the Board of Directors will amend such plans so that options that are terminated or forfeited under such plans may not be re-granted.

     The following is a summary of certain material features of the 2002 Plan.

     GENERAL

     The aggregate number of shares of Common Stock for which options may be granted under the 2002 Plan shall not exceed 1,500,000 shares of Common Stock. Such shares of Common Stock may, in the discretion of the Administrators (as defined below), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. The maximum number of shares of Common Stock that may be granted to any employee pursuant to an option to purchase such shares during any calendar year under the Plan is 100,000. Any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the 2002 Plan.

     TYPE OF OPTIONS

     The 2002 Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options, which are stock options that do not qualify as ISOs ("NQSOs").

     ADMINISTRATION

     The 2002 Plan is administered by the Compensation Committee of the Board of Directors (the "Administrators").

     The Administrators of the 2002 Plan may, from time to time, consistent with the purposes of the 2002 Plan, grant options to such employees (including officers and directors who are employees), and directors who are not employees, of the Company or any of its subsidiaries as the Administrators may determine in their sole discretion. Such options granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion.

     TERMS AND CONDITIONS

     Options granted under the 2002 Plan will be subject to, among other things, the following terms and conditions:

     (a) The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that the exercise price of an ISO shall not be less than the fair market value of the Company's Common Stock subject to such option on the date of grant; and provided further, however, that if, at the time an ISO is granted, the optionee owns stock having more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

     (b) Each option granted pursuant to the 2002 Plan shall be for such term as established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the 2002 Plan shall be for a period not exceeding ten (10) years from the date of grant thereof, and provided further, that if, at the time an ISO is granted, the optionee owns stock having more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries, the term of the ISO shall be for a period not exceeding five (5) years from the date of grant.

     (c) Except as provided in the applicable stock option contract, an optionee whose relationship with the Company or any of its subsidiaries is terminated by reason of disability may exercise his or her option, to the extent exercisable at the time of such termination, within one year thereafter, but in no event after the expiration of the term of the option.

     (d) Except as provided in the applicable stock option contract, in the case of death of the optionee (i) while an employee of the Company or any of its subsidiaries, (ii) within three months after the termination of the optionee's employment with the Company or any of its subsidiaries (unless such termination was due to disability, for cause or without the consent of the Company or any of its subsidiaries), or (iii) within one year following the termination of such employment relationship by reason of the optionee's disability, the optionee's legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year of the date of death, but in no event after the expiration of the term of the option.

     (e) Except as provided in the applicable stock option contract, in the case of death of the optionee (i) while a director of the Company, (ii) within three months after the termination of the optionee's directorship with the Company (unless such termination was due to disability or for cause), or
     (iii) within one year following the termination of such directorship by reason of the optionee's disability, the optionee's legal representative or beneficiary may exercise the option, to the extent exercisable on the date of death, within one year of the date of death, but in no event after the expiration of the term of the option.

     (f) No option granted under the 2002 Plan shall be transferable other than by will or the laws of descent and distribution, and options may be exercised during the lifetime of the optionee only by the optionee or the optionee's legal representatives.

     HOW OPTIONS ARE EXERCISED

     An option (or any part or installment thereof), to the extent then exercisable, is to be exercised by giving written notice to the Company, stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment of the exercise price thereof. The exercise price is to be paid either (i) by cash or certified check or (ii) if authorized by the Administrators, with previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise equal to the aggregate exercise price of all options being exercised or a combination of cash, certified check or shares of Common Stock having such value; provided, however, in no case may shares be tendered if such tender would require the Company to incur a charge against earnings for financial accounting purposes.

     The Administrators may, in their sole discretion, permit payment of the exercise price of an option by delivery to the Company by the optionee of a properly executed notice, together with a copy of the optionee's irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price.

     The Company may withhold cash and/or shares of the Company's Common Stock having an aggregate value on the date the option is exercised equal to the amount which the Company determines is necessary to meet its obligation to withhold any federal, state and/or local taxes or other amounts incurred by reason of the grant or exercise of an option or the disposition of the option or shares acquired pursuant to the exercise of the option. Alternatively, the Company may require the optionee to pay the Company such amount in cash promptly upon demand.

     ADJUSTMENTS UPON CHANGES IN COMMON STOCK

     In the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like, which results in a change in the number or kind of shares of Common Stock that are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the 2002 Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the maximum number of shares subject to options that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor. Notwithstanding the foregoing, no adjustment shall be made if such adjustment (a) would cause the 2002 Plan to fail to comply with Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such option), or (b) would be considered as the adoption of a new plan requiring stockholder approval.

     In the event of a proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board of Directors of the Company shall, as to outstanding options, either (a) make appropriate provision for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation, which will be issuable in respect to one share of Common Stock of the Company; provided, that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or
(b) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

     AMENDMENT AND TERMINATION OF THE 2002 PLAN

     No option may be granted under the 2002 Plan after November 6, 2012. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the 2002 Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order that ISOs granted thereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code or any change in applicable laws or regulations, rulings or interpretations of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) except as contemplated with respect to adjustments described above, increase the maximum number of shares of Common Stock for which options may be granted under the 2002 Plan or change the maximum number of shares for which options may be granted to employees in any calendar year, (b) change the eligibility requirements for individuals entitled to receive options, or (c) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination, suspension or amendment of the 2002 Plan shall adversely affect the rights of an optionee under any option granted under the 2002 Plan without such optionee's consent. The power of the Administrators to construe and administer any option granted under the 2002 Plan prior to the termination or suspension of the 2002 Plan shall continue after such termination or during such suspension.

     FEDERAL INCOME TAX TREATMENT

     The following is a general summary of the federal income tax consequences relating to ISOs and NQSOs under the 2002 Plan. This description which is based on current law (including temporary and proposed regulations), which is subject to change (possibly with retroactive effect). In addition, state and local income taxes may have important effects and special rules not specifically discussed below may apply in certain situations.

     ISOS EXERCISED WITH CASH
     ------------------------

     NO TAX ON GRANT OR EXERCISE. An optionee will recognize no taxable income as a result of a grant or his or her exercise of an ISO. An optionee's tax basis in the shares he or she acquires on the exercise of an ISO with cash will be equal to the exercise price paid by such optionee.

     SALE AFTER SPECIFIED HOLDING PERIOD. If an optionee holds his or her shares more than two years from the date of grant and one year from the date of exercise of such options, he or she will recognize long-term capital gain or loss on sale of ISO shares equal to the difference between the selling price and his or her tax basis in the shares. The Company will not be entitled to a deduction. Long-term capital gain is generally subject to more favorable tax treatment than short-term capital gain or ordinary income.

     SALE BEFORE SPECIFIED HOLDING PERIOD. If an optionee sells his or her shares before the end of the two-years-from-grant or one-year-after-exercise holding period, the optionee will lose ISO treatment. In this case, any excess of the fair market value of the shares on the date of exercise of such options over the exercise price, but not more than the gain realized on the sale of the shares, will be taxed as ordinary income in the year of sale. The Company generally will be entitled to an income tax deduction in the year of sale equal to the amount of ordinary income the optionee is required to recognize. Any additional gain or any loss an optionee recognizes on such disposition will be short-term or long-term capital gain or loss, depending upon whether the optionee held the shares for more than one year.

     NQSOS EXERCISED WITH CASH
     -------------------------

     TAX ON EXERCISE. An optionee will recognize no taxable income on the grant of an NQSO. On the exercise of an NQSO, the excess of the fair market value of the shares received at the time of exercise over the exercise price therefor will be taxed as ordinary income, and the Company will generally be entitled to a corresponding income tax deduction. An optionee's tax basis in the shares acquired on the exercise of his or her NQSO will be equal to the exercise price the optionee paid, plus the amount of ordinary income he or she recognized.

     CAPITAL GAIN OR LOSS. Any gain or loss an optionee recognizes on a subsequent sale of shares purchased pursuant to an NQSO will be short-term or long-term capital gain or loss, depending upon the holding period, in an amount equal to the difference between the selling price and the optionee's tax basis in the shares.

     EXERCISE OF OPTIONS USING PREVIOUSLY ACQUIRED SHARES
     ----------------------------------------------------

     NORMAL RULE. If an optionee's previously acquired shares are used in full or partial payment of the exercise price of an option (whether an ISO or an NQSO), generally he or she will not recognize gain or loss on the exercise of that option to the extent the optionee received shares which, on the date of exercise, have a fair market value equal to the fair market value of the shares surrendered in exchange (the shares an optionee received in the exchange is referred to as "Replacement Shares"). If the option exercised is an ISO or if the option exercised is an NQSO and the shares used were acquired by exercise of an ISO, the Replacement Shares are treated as having been acquired by exercise of an ISO.

     USING SHARES DURING THEIR HOLDING PERIOD. If an ISO is exercised with shares that were previously acquired by exercise of an ISO but which were not held for the required two-years-from-grant one-year-after-exercise holding period, the optionee will be taxed as if he or she had sold those shares. In such case, the optionee would recognize ordinary income equal to the difference between the fair market value of those shares on the date of exercise of the prior ISO and the amount paid for those shares (but not more than the gain realized). Special rules determine which shares are considered to have been disposed of and in allocating the basis among the shares. No capital gain is recognized.

     BASIS OF REPLACEMENT SHARES. An optionee will have a total tax basis in the Replacement Shares equal to the tax basis of the shares surrendered, increased by any ordinary income required to be recognized on the sale of the previously acquired shares. The optionee's holding period for the Replacement Shares generally includes the period during which the surrendered shares were held.

     OTHER SHARES. Any shares an optionee receives on the exercise of options using previously acquired shares of stock in addition to the Replacement Shares will be treated in the same manner as a cash exercise of an option.

     ALTERNATIVE MINIMUM TAX
     -----------------------

     In addition to the Federal income tax consequences described above, if an optionee exercises an ISO, he or she may be subject to the alternative minimum tax, to the extent it exceeds regular tax liability payable at the time of exercise. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares received on exercise over the exercise price is an adjustment which increases the optionee's alternative minimum taxable income. In addition, an optionee's tax basis in the shares received on exercise is increased by that amount for purposes of computing the gain or loss on disposition of the shares for alternative minimum tax purposes. If an optionee is required to pay an alternative minimum tax, the amount of that tax, which is due to deferral preferences (including the ISO adjustment), may be allowable as a tax credit against regular tax liability (net of other non-refundable credits) in subsequent years. To the extent the credit is not used, it is carried forward. The effect of the alternative minimum tax on the optionee will depend on the other income and deductions that he or she (or a spouse in a joint tax return) have when the optionee exercises his or her option, including any deduction for state and local income and property taxes. Accordingly, prior to exercise of an option, an optionee should consult with his or her tax advisors as to whether the alternative minimum tax applies to the optionee and, if so, what actions the optionee may be able to take to reduce his or her taxes.

     REQUIRED VOTE

     Approval of the 2002 Plan requires the affirmative vote of the holders of the majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal. The Board of Directors recommends a vote "FOR" the approval of the 2002 Plan.


 PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S EMPLOYEE STOCK PURCHASE PLAN

     On November 7, 2002, the Board of Directors of the Company adopted, subject to stockholder approval, the Company's Employee Stock Purchase Plan ("Purchase Plan"). The Purchase Plan is intended to provide an incentive to employees, including executive officers, of the Company and its subsidiaries. The proceeds derived from the sale of shares will be used for general corporate purposes of the Company. A copy of the Purchase Plan is attached hereto as Exhibit B. The purpose of the Purchase Plan is to promote the interests of the Company and its stockholders by enabling the Company to offer an opportunity for employees of the Company and its subsidiaries to acquire an equity interest in the Company. Under the Purchase Plan, the mutuality of interest between the Company and eligible employees is strengthened because the employees have a proprietary interest in pursuing the Company's long-term growth and financial success. In addition, by allowing employees to participate in the Company's success, the Company is better able to attract, retain and reward quality employees, directors, officers and consultants.

     The  following  is a summary of certain  material  features of the Purchase
Plan.

     GENERAL

     The Purchase  Plan is an employee  stock  purchase  plan under Code Section
423. The Purchase Plan allows employees of the Company and its subsidiaries to purchase the Company's Common Stock from the Company without having to pay any brokerage commissions with respect to the purchases and at a discount without being subject to tax until they sell the stock. The effective date of the Purchase Plan is November 7, 2002.

     Employees will be granted the right to purchase Common Stock ("Purchase Right") at the end of a fixed period ("Purchase Right Period"). Employees can commence participation only on the first day of a Purchase Right Period. The Board has determined that there will be two Purchase Right Periods in each year corresponding to calendar quarters: (i) January 1-June 30; and (ii) July 1-December 31. The first Purchase Right Period will be January 1, 2003-June 30, 2003. The administrators of the Purchase Plan may change the Purchase Right
Periods from time to time. Employees may not sell or otherwise transfer their Purchase Rights.

     The maximum number of shares of Common Stock that can be purchased under the Purchase Plan is 200,000, subject to adjustment in certain circumstances. The Common Stock issuable under the Purchase Plan may be previously unissued or may have been reacquired by the Company in the open market. The Company currently intends to use unissued shares.

     All Purchase Rights will be automatically exercised upon (and immediately before) (i) the dissolution, liquidation or sale of all or substantially all of the business, properties and assets of the Company, (ii) any reorganization, merger or consolidation in which the Company does not survive, (iii) any reorganization, merger, consolidation or exchange of securities in which the Company does survive and any of the stockholders have the opportunity to receive cash, securities of another corporation and/or other property in exchange for their capital stock of the Company, or (iv) any future acquisition by any person or group of beneficial ownership of more than fifty percent (50%) of the Common Stock of the Company.

     ADMINISTRATION

     The Purchase Plan is administered by the Board or a Committee appointed by the Board (the "Committee").

     ELIGIBILITY

     All employees of the Company and its subsidiaries are eligible to participate in the Purchase Plan, except for employees who directly or indirectly own five percent (5%) or more of the combined voting power or value of all classes of stock of the Company or a subsidiary.

     CONTRIBUTIONS

     Prior to the beginning of the Purchase Right Period, employees may elect to contribute amounts to the Purchase Plan to purchase Common Stock. Employees must designate a fixed dollar amount (not a percentage of compensation), which cannot be increased or decreased during the Purchase Right Period, except that employees may elect to stop contributing to the Purchase Plan at any time. The maximum amount an employee can contribute to the Purchase Plan is $12,500 during a quarterly Purchase Right Period and $25,000 during a calendar year. However, in no event will a participant be entitled to purchase more than 10,000 shares in a single Purchase Right Period provided that the maximum number of shares that can be purchased is determined by dividing the amount that the participant elects to contribute by the Fair Market Value of a share of the Common Stock on the first day of the Purchase Right Period. The minimum contribution per month is forty dollars ($40).

     Employee contributions can be made by means of payroll withholding in equal amounts over the entire Purchase Right Period, and/or by means of a cash lump sum contribution to the Purchase Plan at the beginning of the Purchase Right Period.

     A participant may elect to terminate his or her contributions to the Purchase Plan and receive a refund of all of his or her contributions at any time prior to the fifteenth (15th) day of the last month of the then current Purchase Right Period by notifying the Company in writing. Upon the termination of his or her contributions to the Purchase Plan, all amounts held in the employee's account shall be refunded to the employee no later than 90 days after the date of termination of the Purchase Right. Alternatively, employees who terminate their contributions can elect to leave their contributions in the Purchase Plan to be used to purchase stock at the end of the Purchase Right Period.

     PURCHASE PRICE OF THE COMMON STOCK

     The purchase price for the Common Stock under the Purchase Plan is 85% of the "Fair Market Value" (as defined in the Purchase Plan, currently the average of the last reported bid and ask price on the Nasdaq Stock Market) of the Common Stock on the last day of the Purchase Right Period; provided, however, that the Committee in its discretion from time to time may determine that it is in the best interests of the Company to change the purchase price to such greater percentage of Fair Market Value with respect to newly issued shares of Common Stock as may be specified by the Committee and permitted by the Code.

     ADJUSTMENTS UPON CHANGES IN COMMOM STOCK

     If after the end of a Purchase Right Period and before the issuance of the affected shares the outstanding shares of Common Stock of the Company are increased, decreased, or exchanged for different securities through a reorganization, recapitalization, reclassification or other similar transaction, a proportionate adjustment will be made by the Committee in the number, kind or other relevant affected attribute of the shares subject to outstanding Purchase Rights.

     AMENDMENT AND TERMINATION OF THE PURCHASE PLAN

     The Committee may at any time amend or terminate the Purchase Plan, except as to outstanding Purchase Rights. However, any amendment that relates to the class of individuals who may be participants or the aggregate number of shares granted under the Purchase Plan must also be approved by the stockholders of the Company.

     FEDERAL INCOME TAX TREATMENT

     The following general discussion of the principal federal income tax considerations is based upon the statutes and regulations existing at the date of this document, both of which are subject to modification at any time. Participants should consult with their own tax advisors with respect to the federal, state and local tax consequences of the exercise of Purchase Rights and the sale of Common Stock acquired upon the exercise of Purchase Rights, as those tax consequences relate to their own particular circumstances. The discussion does not purport to be complete and reference is made to the applicable provisions of the Code.

     The Purchase Plan is intended to qualify as an "Employee Stock Purchase Plan" within the meaning of Code Section 423. The Purchase Plan is not a tax-qualified retirement plan under Code Section 401(a) nor is it subject to the Employee Retirement Income Security Act of 1974 ("ERISA").

     GRANT AND EXERCISE
     ------------------

     As an Employee Stock Purchase Plan, participants will not recognize any income either at the time of the grant of the Purchase Rights or the time of the issuance of the shares of Common Stock upon the exercise of the Purchase Rights. Correspondingly, the Company will not be entitled to a federal income tax deduction as the result of the grant or the exercise of any Purchase Right.

     TAXATION OF PROCEEDS
     --------------------

     Capital Gains Treatment. Long term capital gain treatment will only be available for sales of Common Stock purchased pursuant to the Purchase Plan after the later of: (1) two years from the first day of the Purchase Right Period; or (2) one year from the last day of the Purchase Right Period; provided, however, that if the purchase price is 100% of Fair Market Value, an employee will generally recognize long-term capital gain or loss if such sale is made after one year from the last day of the Purchase Right Period.

     If a participant sells or otherwise disposes of such shares prior to the expiration of the applicable holding period, the participant will generally recognize a short-term capital gain (generally taxed at ordinary income tax rates).

     Ordinary Income. If the participant purchases Common Stock for less than 100% of Fair Market Value and then sells or otherwise disposes of Common Stock prior to the expiration of the relevant holding periods, the participant will generally recognize ordinary income in the year of sale or other disposition in an amount equal to the excess of (1) the fair market value of the shares on the last day of the Purchase Right period over (2) the exercise price of the Purchase Right. The amount of ordinary income recognized by the participant will be added to the participant's basis in the Common Stock received upon exercise of the Purchase Right. Any remaining gain or loss recognized upon the disposition of the Common Stock will be short-or long-term capital gain or loss depending on whether the sale occurs more than one year following the last day of the Purchase Right Period in which the Common Stock was purchased. In the case of a premature disposition that triggers the gain or loss of ordinary income, subject to the deduction limitations under Code Section 162(m), the Company will be entitled to a deduction equal to the amount of ordinary income taxable to the participant. Accordingly, the participant is required to notify the Company in the event of such a premature disposition.

     REQUIRED VOTE

     Approval of the Purchase Plan requires the affirmative vote of the holders of the majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal. The Board of Directors recommends a vote "FOR" the approval of the Purchase Plan.


           PROPOSAL TO RATIFY THE APPOINTMENT OF INDEPENDENT AUDITORS

     The firm of Ernst & Young LLP has served as the independent auditors of the Company since June 1994. The Board of Directors has appointed Ernst & Young LLP to continue as the independent auditors of the Company for the fiscal year ending December 31, 2002, subject to ratification by the Company's stockholders. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so.

AUDIT FEES

     Audit fees billed to the Company by Ernst & Young LLP for its audit of the Company's financial statements for the fiscal year ended December 31, 2001 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission for that period totaled $146,000.

AUDIT RELATED FEES

     Audit related fees billed to the Company by Ernst & Young LLP for services rendered in connection with the filing of registration statements totaled $56,000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage Ernst & Young LLP to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended December 31, 2001.

ALL OTHER FEES

     Fees billed to the Company by Ernst & Young LLP during the Company's fiscal year ended December 31, 2001 tax related services, totaled $33,000.

     In connection with the revised standards for independence of the Company's independent auditors promulgated by the SEC, the Audit Committee has considered whether the provision of such services is compatible with maintaining the independence of Ernst & Young LLP and has determined that such services are compatible with the continued independence of Ernst & Young LLP.

REQUIRED VOTE

     Ratification of the appointment of independent auditors requires the affirmative vote of the holders of the majority of the shares of Common Stock present, in person or by proxy, at the Annual Meeting and entitled to vote on this proposal. The Board of Directors recommends a vote "FOR" ratification of the appointment of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2002.

                                 OTHER BUSINESS

     The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as in their discretion they may deem appropriate unless they are directed by a proxy to do otherwise.

                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

     The Company intends to hold its 2003 Annual Meeting on or about May 30, 2003. Therefore, stockholder proposals intended to be presented at the Company's Annual Meeting to be held in 2003 must be received by the Company for inclusion in the Company's proxy statement relating to that meeting not later than February 15, 2003 (based on an approximate mailing date of April 30, 2003). Such proposals should be addressed to Corporate Secretary, SmartServ Online, Inc., Metro Center, One Station Place, Stamford, Connecticut 06902. Notices of stockholder proposals submitted outside the processes of Rule 14a-8 of the Exchange Act (relating to proposals to be presented at the meeting but not included in the Company's proxy statement and form of proxy), will be considered untimely, and thus the Company's proxy may confer discretionary voting authority on the persons named in the proxy with regard to such proposals, if received after March 15, 2003 (based on an approximate mailing date of April 30, 2003). The Company will inform the Company's stockholders if the date of the 2003 Annual Meeting varies significantly from the date indicated above.

                                OTHER INFORMATION

     An annual report to stockholders for the year ended December 31, 2001, and a copy of the Company's report on Form 10-QSB for the quarter ended June 30, 2002 are being furnished herewith to each stockholder as of the Record Date. The Company will furnish, upon payment of a reasonable fee to cover reproduction and mailing expenses, a copy of any exhibit to the Company's Annual Report on Form 10-KSB and any amendments thereto requested by any person solicited hereunder.

                                       By Order Of the Board of Directors

                                       Richard D. Kerschner
                                       Secretary
Stamford, Connecticut
November 15, 2002

                                    EXHIBIT A
                                    ---------


                             2002 STOCK OPTION PLAN
                                       OF
                             SMARTSERV ONLINE, INC.

     1. Purposes of the Plan. This stock option plan (the "Plan") is intended to provide an incentive to employees (including directors and officers who are employees) and directors who are not employees, of SmartServ Online, Inc., a Delaware corporation (the "Company"), or any of its Subsidiaries (as such term is defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such individuals. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"). The Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

     2. Stock Subject to the Plan. Subject to the provisions of Paragraph 12, the aggregate number of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), for which options may be granted under the Plan shall not exceed 1,500,000 shares. Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

     3. Administration of the Plan. The Plan will be administered by the Board of Directors, or by a committee (the "Committee") consisting of two or more directors appointed by the Board of Directors. Those administering the Plan shall be referred to herein as the "Administrators." Notwithstanding the foregoing, if the Company is or becomes a corporation issuing any class of common equity securities required to be registered under Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the extent necessary to preserve any deduction under Section 162(m) of the Code or to comply with Rule 16b-3 promulgated under the Exchange Act, or any successor rule ("Rule 16b-3"), any Committee appointed by the Board of Directors to administer the Plan shall be comprised of two or more directors each of whom shall be a "non-employee director," within the meaning of Rule 16b-3, and an "outside director," within the meaning of Treasury Regulation Section 1.162-27(e)(3), and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3). Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

     Subject to the express provisions of the Plan, the Administrators shall have the authority, in their sole discretion, to determine the persons who shall be granted options; the times when they shall receive options; whether an option granted to an employee shall be an ISO or a NQSO; the type (i.e., voting or non-voting) and number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole or in installments, and, if in installments, the number of shares of Common Stock to be subject to each installment; whether the installments shall be cumulative; the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of any option or installment; whether shares of Common Stock may be issued upon the exercise of an option as partly paid, and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; the fair market value of a share of Common Stock; whether and under what conditions to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether and under what conditions to waive any such restriction; whether and under what conditions to subject the exercise of all or any portion of an option to the fulfillment of certain restrictions or contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation restrictions or contingencies relating to (a) entering into a covenant not to compete with the Company, its Parent (if any) (as such term is defined in Paragraph 19) and any Subsidiaries, (b) financial objectives for the Company, any of its Subsidiaries, a division, a product line or other category and/or (c) the period of continued employment of the optionee with the Company or any of its Subsidiaries, and to determine whether such restrictions or contingencies have been met; the amount, if any, necessary to satisfy the obligation of the Company, any of its Subsidiaries or any Parent to withhold taxes or other amounts; whether an optionee has a Disability (as such term is defined in Paragraph 19); with the consent of the optionee, to cancel or modify an option, provided, however, that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification; provided, further, however, that in the case of a modification (within the meaning of Section 424(h) of the Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to construe the respective Contracts and the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; to approve any provision of the Plan or any option granted under the Plan or any amendment to either which, under Rule 16b-3 or Section 162(m) of the Code, requires the approval of the Board of Directors, a committee of non-employee directors or the stockholders, in order to be exempt under Section 16(b) of the Exchange Act (unless otherwise specifically provided herein) or to preserve any deduction under Section 162(m) of the Code; and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Administrators in their sole discretion. The determinations of the Administrators on matters referred to in this Paragraph 3 shall be conclusive and binding on all parties. No Administrator or former Administrator shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

     4. Eligibility. The Administrators may from time to time, consistent with the purposes of the Plan, grant options to such employees (including officers and directors who are employees) of the Company or any of its Subsidiaries, and to such directors of the Company who, at the time of grant, are not common law employees of the Company or of any of its Subsidiaries, as the Administrators may determine in their sole discretion. Such options granted shall cover such number of shares of Common Stock as the Administrators may determine in their sole discretion; provided, however, that if on the date of grant of an option, any class of common stock of the Company (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to options that may be granted to any employee during any calendar year under the Plan shall be 100,000 shares; provided, further, however, that the aggregate market value (determined at the time the option is granted) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. The $100,000 ISO limitation amount shall be applied by taking ISOs into account in the order in which they were granted. Any option (or portion thereof) granted in excess of such ISO limitation amount shall be treated as a NQSO to the extent of such excess.

     5. Exercise Price. The exercise price of the shares of Common Stock under each option shall be determined by the Administrators in their sole discretion; provided, however, that the exercise price of an ISO, or of any option intended to satisfy the performance-based compensation exemption to the deduction limitation under Section 162(m) of the Code, shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and provided, further, however, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant.

     The fair market value of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average of the highest and lowest sales prices per share of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average of the highest and lowest sales prices per share of the Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average of the highest bid and the lowest asked prices per share for the Common Stock on such day on Nasdaq, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average of the highest bid and lowest asked prices per share for the Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (a),
(b) and (c) of this Paragraph 5 are all inapplicable because the Company's Common Stock is not publicly traded, or if no trades have been made or no quotes are available for such day, the fair market value of a share of Common Stock shall be determined by the Administrators by any method consistent with any applicable regulations adopted by the Treasury Department relating to stock options.

     6. Term. Each option granted pursuant to the Plan shall be for such term as is established by the Administrators, in their sole discretion, at or before the time such option is granted; provided, however, that the term of each option granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof, and provided further, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Options shall be subject to earlier termination as hereinafter provided.

     7. Exercise. An option (or any installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office stating which option is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the applicable Contract permits installment payments)
(a) in cash and/or by certified check, (b) with the authorization of the Adminstrators, with previously acquired shares of Common Stock having an aggregate fair market value (determined in accordance with Paragraph 5), on the date of exercise, equal to the aggregate exercise price of all options being exercised, or (c) some combination thereof; provided, however, that in no case may shares be tendered if such tender would require the Company to incur a charge against its earnings for financial accounting purposes. The Company shall not be required to issue any shares of Common Stock pursuant to the exercise of any option until all required payments with respect thereto, including payments for any required withholding amounts, have been made.

     The Administrators may, in their sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of the Optionee's irrevocable instructions to a broker acceptable to the Administrators to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

     An optionee shall not have the rights of a stockholder with respect to such shares of Common Stock to be received upon the exercise of an option until the date of issuance of a stock certificate to the optionee for such shares or, in the case of uncertificated shares, until the date an entry is made on the books of the Company's transfer agent representing such shares; provided, however, that until such stock certificate is issued or until such book entry is made, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

     In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

     8. Termination of Relationship. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment relationship with the Company, its Parent and any of its Subsidiaries, has terminated for any reason other than the death or Disability of the optionee may exercise any option granted to the optionee as an employee, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated for Cause (as defined in Paragraph 19) such option shall terminate immediately.

     For the purposes of the Plan, an employment relationship shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military leave, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to re-employment with the Company, any of its Subsidiaries or a Parent is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to re-employment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

     Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated for any reason other than the Optionee's death or Disability may exercise the options granted to the optionee as a director who was not an employee of the Company or any of its Subsidiaries, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if the Optionee's directorship is terminated for Cause, such option shall terminate immediately.

     Nothing in the Plan or in any option granted under the Plan shall confer on any person any right to continue in the employ of the Company, its Parent or any of its Subsidiaries, or as a director of the Company, or interfere in any way with any right of the Company, its Parent or any of its Subsidiaries to terminate such relationship at any time for any reason whatsoever without liability to the Company, its Parent or any of its Subsidiaries.

     9. Death or Disability of an Optionee. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is employed by the Company, its Parent or any of its Subsidiaries, (b) within three months after the termination of the Optionee's employment with the Company, its Parent and its Subsidiaries (unless such termination was for Cause or without the consent of the Company) or (c) within one year following the termination of such employment by reason of the Optionee's Disability, the options granted to the optionee as an employee of the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Optionee's death, by the Optionee's Legal Representative (as such term is defined in Paragraph 19), at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, any optionee whose employment with the Company, its Parent and its Subsidiaries has terminated by reason of the Optionee's Disability may exercise such options, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

     Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while the optionee is a director of the Company, (b) within three months after the termination of the Optionee's directorship with the Company (unless such termination was for Cause) or (c) within one year after the termination of the Optionee's directorship by reason of the Optionee's Disability, the options granted to the optionee as a director who was not an employee of the Company or any of its Subsidiaries, may be exercised, to the extent exercisable on the date of the Optionee's death, by the Optionee's Legal Representative at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired. Except as may otherwise be expressly provided in the applicable Contract, an optionee whose directorship with the Company has terminated by reason of Disability, may exercise such options, to the extent exercisable on the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

     10. Compliance with Securities Laws. It is a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

     The Administrators may require, in their sole discretion, as a condition to the grant or exercise of an option, that the optionee execute and deliver to the Company the Optionee's representations and warranties, in form, substance and scope satisfactory to the Administrators, which the Administrators determine is necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including without limitation, that (a) the shares of Common Stock to be issued upon exercise of the option are being acquired by the optionee for the Optionee's own account, for investment only and not with a view to the resale or distribution thereof, and (b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or
(ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

     In addition, if at any time the Administrators shall determine that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issuance of shares of Common Stock thereunder, such option may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Administrators.

     11. Stock Option Contracts. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee. Such Contract shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Administrators in their sole discretion. The terms of each option and Contract need not be identical.

     12. Adjustments upon Changes in Common Stock. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, spin-off, split-up, combination or exchange of shares or the like which results in a change in the number or kind of shares of Common Stock which are outstanding immediately prior to such event, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof, and the maximum number of shares subject to options that may be granted to any employee in any calendar year, shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive and binding on all parties. Such adjustment may provide for the elimination of fractional shares that might otherwise be subject to options without payment therefor. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Paragraph 12 if such adjustment (a) would cause the Plan to fail to comply with
Section 422 of the Code or with Rule 16b-3 of the Exchange Act (if applicable to such option), or (b) would be considered as the adoption of a new plan requiring stockholder approval.

     In the event of a proposed dissolution or liquidation of the Company, or in the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, the Board of Directors of the Company shall, as to outstanding options, either (a) make appropriate provision for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company or of the merged, consolidated or otherwise reorganized corporation which will be issuable in respect to one share of Common Stock of the Company; provided that the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to such options immediately before such substitution over the purchase price thereof, or (b) upon written notice to an optionee, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, advance the lapse of any waiting or installment periods and exercise dates.

     13. Amendments and Termination of the Plan. The Plan was adopted by the Board of Directors on November 7, 2002. No option may be granted under the Plan after November 6, 2012. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or change the maximum number of shares for which options may be granted to employees in any calendar year, (b) change the eligibility requirements for individuals entitled to receive options hereunder, or (c) make any change for which applicable law or any governmental agency or regulatory body requires stockholder approval. No termination, suspension or amendment of the Plan shall adversely affect the rights of an optionee under any option granted under the Plan without such Optionee's consent. The power of the Administrators to construe and administer any option granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

     14. Non-Transferability. No option granted under the Plan shall be transferable other than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or the Optionee's Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

     15. Withholding Taxes. The Company, or its Subsidiary or Parent, as applicable, may withhold (a) cash or (b) with the consent of the Administrators (in the Contract or otherwise), shares of Common Stock to be issued upon exercise of an option or a combination of cash and shares, having an aggregate fair market value (determined in accordance with Paragraph 5) equal to the amount which the Administrators determine is necessary to satisfy the obligation of the Company, a Subsidiary or Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant, vesting, exercise or disposition of an option or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the optionee to pay to the Company such amount, in cash, promptly upon demand.

     16. Legends; Payment of Expenses. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its sole discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in
Section 421(b) of the Code, of the shares of Common Stock transferred upon the exercise of an ISO granted under the Plan.

     The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

     17. Use of Proceeds. The cash proceeds to be received upon the exercise of an option under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine, in its sole discretion.

     18. Substitutions and Assumptions of Options of Certain Constituent Corporations. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as such term is defined in Paragraph 19) or assume the prior options of such Constituent Corporation.

     19. Definitions.

         (a) "Cause" in connection with the termination of an optionee, shall mean (i) "cause," as such term (or any similar term, such as "with cause") is defined in any employment, or other applicable agreement for services between the Company and such optionee, or (ii) in the absence of such an agreement, "cause" as such term is defined in the Contract executed by the Company and such optionee pursuant to Paragraph 11, or (iii) in the absence of both of the foregoing, (A) indictment of such optionee for any illegal conduct, (B) failure of such optionee to adequately perform any of the Optionee's duties and responsibilities in any capacity held with the Company, any of its Subsidiaries or any Parent (other than any such failure resulting solely from such Optionee's physical or mental incapacity), (C) the commission of any act or failure to act by such optionee that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, any of its Subsidiaries or any Parent or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, (D) any violation by such optionee of any Company rule or policy, or (E) any violation by such optionee of the requirements of such Contract, any other contract or agreement between the Company and such optionee or this Plan (as in effect from time to time); in each case, with respect to subsections (A) through (E), as determined by the Board of Directors.

         (b) "Constituent Corporation" shall mean any corporation which engages with the Company, its Parent or any Subsidiary in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed or substituted were an ISO), or any Parent or any Subsidiary of such corporation.

         (c) "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

         (d) "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

         (e) "Parent" shall mean a "parent corporation" within the meaning of
Section 424(e) of the Code.

         (f) "Subsidiary" shall mean a "subsidiary corporation" within the meaning of Section 424(f) of the Code.

     20. Governing Law. The Plan, such options as may be granted hereunder, the Contracts and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict or choice of law provisions.

     Neither the Plan nor any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

     21. Partial Invalidity. The invalidity, illegality or unenforceability of any provision in the Plan, any option or Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

     22. Stockholder Approval. The Plan shall be subject to approval by a majority of the votes present in person and by proxy entitled to vote hereon at a duly held meeting of the Company's stockholders at which a quorum is present. No options granted hereunder may be exercised prior to such approval, provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before November 6, 2003, the Plan and any options granted hereunder shall terminate.

                                    EXHIBIT B
                                    ---------



                             SMARTSERV ONLINE, INC.

                          EMPLOYEE STOCK PURCHASE PLAN

                                   ARTICLE I

                           PURPOSE AND EFFECTIVE DATE
                           --------------------------

          Section 1.1. Purpose. The purpose of the Plan is to provide employment incentives for, and to encourage stock ownership by Employees of SmartServ Online, Inc. or any Subsidiary in order to increase their proprietary interest in the success of the Company (as "Plan", "Employees", "Subsidiary" and "Company" are hereinafter defined).

          Section 1.2. Effective Date. The effective date of the Plan is as of November 7, 2002.

                                   ARTICLE II

                                  DEFINITIONS.
                                  ------------

          Section 2.1. Whenever capitalized in the text, the following terms shall have the meanings set forth below:

          "Board" shall mean the Board of Directors of the Company.

          "Committee" shall mean the Board or a committee composed of members of the Board designated by the Board to administer the Plan. The Board may appoint and remove members of the Committee at any time. "Committee" shall include (without limitation) the Board acting as the Committee irrespective of whether such a Committee then exists.

          "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

          "Company" shall mean SmartServ Online, Inc.

          "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Tax Code.

          "Employee" shall mean any person who is designated by the Company as its employee for purposes of the Tax Code. This term does not include members of the Board unless they are employed by the Company in a position in addition to their duties as directors, and does not include individuals designated by the Company as independent contractors, notwithstanding any subsequent determination to the contrary by the Internal Revenue Service.

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, in each case as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time.

          "Fair   Market   Value"  of  Common  Stock  on  the  day  on  which  a
determination thereof is made shall be determined in accordance with the following rules:

     (i) If the Common Stock is admitted to trading or listed on a national securities exchange, Fair Market Value shall be the last reported sale price on that day, or if no such reported sale takes place on that day, the average of the last reported bid and asked prices on that day, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or is listed;

     (ii) If the Common Stock is not listed or admitted to trading on any national securities exchange, Fair Market Value shall be the average of the closing bid and asked prices reported on the Nasdaq Stock Market on that day;

     (iii)If the Common Stock is not included in the Nasdaq Stock Market or any comparable system, Fair Market Value shall be the closing bid and asked prices on that day as furnished by any member of the National Association of Securities Dealers, Inc. selected from time to time by the Company for that purpose;

     (iv) If the Common Stock is not traded on the day in question, its Fair Market Value on the most recent preceding day on which it was traded shall be used.

          "Participant" shall mean an Employee who has been granted a Purchase Right under the Plan.

          "Plan" shall mean this Employee Stock Purchase Plan, as the same may be supplemented, modified, amended, restated or replaced from time to time in the manner provided herein.

          "Purchase Right" shall mean a right to purchase Common Stock granted pursuant to the Plan.

          "Purchase Right Period" shall mean the following periods: (a) January 1 - June 30; and (b) July 1 - December 31; or such other periods as the Committee from time to time may approve. The first Purchase Right Period shall commence on January 1, 2003, or such later date as the Committee may approve, and shall end on June 30, 2003.

          "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder, in each case as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time.

          "Stockholders" shall mean the holders of Common Stock.

          "Subsidiary" shall mean any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          "Tax Code" shall mean the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder, in each case as the same may have been and hereafter may be supplemented, modified, amended, restated or replaced from time to time.

                                  ARTICLE III

                         ELIGIBILITY AND PARTICIPATION.
                         ------------------------------

          Section 3.1. Eligibility. (a) Except as otherwise provided in Section 3.1(b) or 3.1(c) hereof, all Employees are eligible to participate in the Plan.

          (b) No Employee may be granted a Purchase Right if the Employee would immediately thereafter own, directly or indirectly, five percent (5%) or more of the combined voting power or value of all classes of stock of the Company or of a Subsidiary. For this purpose, an Employee's ownership interest shall be determined in accordance with the constructive ownership rules of Tax Code
Section 424(d).

          (c) The Committee from time to time may establish, and once established from time to time may modify or repeal, additional limits on or criteria for eligibility not prohibited by the Tax Code or other applicable law, including (without limitation) duration of employment.

          Section 3.2. Payroll Withholding. (a) Employees may enroll as Participants by executing prior to the commencement of each Purchase Right Period a form provided by the Committee on which they designate: (i) the dollar amount (not a percentage of compensation) to be deducted from their paychecks and contributed to their Plan Account for the purchase of Common Stock, which shall not be less than ten dollars ($10) per week in the case of a Participant paid on a weekly basis, twenty dollars ($20) per pay period in the case of a Participant paid on a bi-weekly or semi-monthly basis, or forty dollars ($40) per pay period in the case of a Participant paid on a monthly basis; and/or (ii) the amount of funds, if any, which they will deposit at the beginning of the Purchase Right Period for the purchase of Common Stock, which amount may be subject to a limit established by the Board or Committee from time to time. Each Participant hereby authorizes the Company to make such withholdings and apply them in accordance with this Plan.

          (b) Once chosen, the rate of contributions for a Purchase Right Period cannot be decreased or increased without terminating the Purchase Right.

          (c) Pursuant to rules and procedures prescribed by the Committee, a Participant may make additional contributions to make up any contributions that he or she failed to make while on a leave of absence if the Participant returns to active employment and contributes those amounts before the end of the Purchase Right Period.

          Section 3.3. Limitations. (a) Notwithstanding anything herein to the contrary, a Participant may not accrue a right to purchase shares of Common Stock under the Plan at a rate that exceeds either twelve thousand five hundred dollars ($12,500) per Purchase Right Period or twenty-five thousand dollars ($25,000) per calendar year, determined in accordance with Tax Code Section 423(b)(8).

          (b) The twenty-five thousand dollar ($25,000) limitation shall apply to the Participant's right to purchase Common Stock under the Plan and under all other employee stock purchase plans described in Tax Code Section 423 that are maintained by the Company and its Subsidiaries.

          (c) These dollar limitations apply to the Fair Market Value of Common Stock on the first day of the Purchase Right Period.

          Section 3.4. Granting of Purchase Rights. (a) The price at which each share covered by a Purchase Right will be purchased will in all instances be eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the last day of that Purchase Right Period; provided, however, that the Board in its discretion from time to time may determine that it is in the best interests of the Company to charge, and direct that the purchase price will be (for such period or until the Board in its discretion determines otherwise), such greater percentage of Fair Market Value with respect to newly issued shares of Common Stock as may be specified by the Board and permitted by the Tax Code.

          (b) Notwithstanding the provisions of Section 3.4(a), and subject to the limitations of Section 3.3 above, in no event will a Participant be entitled to purchase more than ten thousand (10,000) shares in a single Purchase Right Period.

          Section 3.5. Establishment of Accounts. (a) All amounts contributed by the Participant to the Plan (whether by means of payroll withholding or a lump sum advance contribution, or both) will be deposited into a separate account maintained for each of the Participants (the "Plan Account"). The Company will maintain a separate bookkeeping account on its books and records for each Participant for the purpose of crediting all additions to and subtractions from the Plan Account made by or on behalf of the Participant, and such books and records shall be conclusive as to the existence and amounts thereof absent manifest error.

          (b) No interest will be earned on any Participant contributions to the Plan.

          (c) A Participant may not withdraw any amounts from his or her deposits (including withholdings and lump sum contributions) into the Plan Account without terminating his or her Purchase Right for the applicable Purchase Right Period pursuant to Section 4.1 below.

                                   ARTICLE IV

                                PURCHASE RIGHTS.
                                ----------------

          Section 4.1. Termination of Purchase Rights. (a) A Participant may withdraw from the Plan at any time with respect to the then current or the next Purchase Right Period (as specified by the Participant) by submitting written notice to the Company by no later than the fifteenth (15th) day of the last month of the then current Purchase Right Period. The Participant's Purchase Right shall terminate upon his or her withdrawal from the Plan.

          (b) Except as otherwise provided in Section 4.5 hereof, a Purchase Right shall terminate automatically if the Participant holding the Purchase
Right: (i) ceases to be employed by the Company for any reason for more than ninety (90) days; or (ii) is on a leave of absence in excess of ninety (90) days, unless the Participant's rights to reemployment are guaranteed by statute or contract with the Company.

          (c) Upon the termination of a Purchase Right, all amounts held for the Participant in the Plan Account shall be refunded to the Participant no later than ninety (90) days after the date of termination. (d) Notwithstanding the above provisions of this Section 4.1, in the event that a Participant ceases making contributions during a Purchase Right Period but does not incur a termination of employment, the Participant may elect to leave his or her prior contributions in the Plan to be used to purchase Common Stock at the end of the Purchase Right Period. However, in no event can a Participant: (i) reduce (but not eliminate) his or her contributions during a Purchase Right Period; or (ii) suspend his or her contributions and recommence making them in the same Purchase Right Period, unless due to a leave of absence.

          Section 4.2. Exercise of Purchase Rights. (a) Unless previously terminated, Purchase Rights will be exercised automatically on the last day of the Purchase Right Period.

          (b) Except as provided in Section 3.2(b) above, payment for shares to be purchased at the termination of the Purchase Right Period may only be made from funds: (i) deposited at the beginning of a Purchase Right Period; and/or
(ii)  accumulated  through  payroll  deductions  made during the Purchase  Right
Period.

          (c) The Company shall issue stock certificates to each individual purchaser for the whole number of shares of Common Stock he or she purchased as soon as practicable following the date of the exercise of the Purchase Right.

          (d) Fractional shares will not be issued under the Plan. Any accumulated payroll deduction or funds deposited at the beginning of a Purchase Right Period that otherwise would have been used to purchase fractional shares (but for the foregoing) will be carried forward and applied toward the purchase of Common Stock under the Plan at the end of the next Purchase Right Period.

          Section 4.3.  Extraordinary  Event.  The following  provisions of this
Section 4.3 shall apply, notwithstanding any other Section of this Plan to the contrary:

          (a) An  "Extraordinary  Event" shall be deemed to occur as a result of
(i) the dissolution, liquidation or sale of all or substantially all of the business, properties and assets of the Company, (ii) any reorganization, merger or consolidation in which the Company does not survive, (iii) any reorganization, merger, consolidation or exchange of securities in which the Company does survive and any of the Stockholders have the opportunity to receive cash, securities of another corporation and/or other property in exchange for their Common Stock, or (iv) any acquisition by any person or group (as defined in Section 13(d) of the Exchange Act) of beneficial ownership of more than fifty percent (50%) of the Common Stock.

          (b) All Purchase Rights shall be deemed automatically exercised immediately preceding the Extraordinary Event. In such an event, the Purchase Right Period shall be deemed to have ended on such preceding day, and accordingly the purchase price for the Common Stock purchased in such exercise shall be based on the Fair Market Value of the Common Stock on that date for purposes of Section 3.4(a) above.

          Section 4.4. Non-Transferability of Purchase Rights. A Purchase Right may not be assigned or otherwise transferred by a Participant other than by will and the laws of descent and distribution. During the lifetime of the Participant, the Purchase Right may be exercised only by the Participant.

          Section 4.5. Death or Disability. Except as may otherwise be expressly provided in the Participant's written employment or termination contract, upon the death or Disability of a Participant while employed by the Company, the Purchase Rights of such Participant shall continue for the balance of the then current Purchase Right Period, and the Participant or his estate shall purchase and receive the shares of Common Stock provided under this Plan. The Company shall continue to make the previously elected payroll deductions for the balance of the then current Purchase Right Period with respect to such Participant to the extent any amounts are due to such Participant in the relevant payroll periods. A disabled Participant or the estate of a deceased Participant may, but shall not be required to, make up any deduction shortfalls in the manner contemplated by Section 3.2(c) hereof.

                                   ARTICLE V

                                 COMMON STOCK.
                                 -------------

          Section 5.1. Shares Subject to Plan. (a) The maximum number of share of Common Stock that may be issued under the Plan is two hundred thousand (200,000) shares, subject to adjustment pursuant Section 5.2 below.

          (b) If any outstanding Purchase Right is terminated for any reason prior to its exercise, the shares allocable to the Purchase Right may again become subject to purchase under the Plan.

          (c) The Common Stock issuable under the Plan may consist of previously unissued shares of Common Stock or shares of Common Stock which have been reacquired by the Company in the open market (or otherwise).

          Section 5.2. Adjustment Upon Changes in Capitalization. A proportionate adjustment shall be made by the Committee in the number, kind or other relevant affected attribute of the shares subject to outstanding Purchase Rights if after the end of a Purchase Right Period and before the issuance of the affected shares the outstanding shares of Common Stock are increased, decreased or exchanged for different securities, through reorganization, recapitalization, reclassification or other similar transaction not constituting an Extraordinary Event under Section 4.3 above.

          Section 5.3. Compliance with Securities Laws. (a) It is a condition to the exercise of any Purchase Right that either (i) a Registration Statement under the Securities Act with respect to the shares of Common Stock to be issued upon such exercise shall be effective and current at the time of exercise, or
(ii) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any Purchase Right under the Securities Act or to keep any Registration Statement effective or current.

          (b) The Committee may require, in its sole discretion, as a condition to the exercise of a Purchase Right that the Participant execute and deliver to the Company such Participant's representations and warranties, in form, substance and scope satisfactory to the Committee, as the Committee may determine to be necessary or convenient to facilitate the perfection of an exemption from the registration requirements of the Securities Act, applicable state securities laws or other legal requirements, including (without limitation) that (i) the shares of Common Stock to be issued upon exercise of the Purchase Right are being acquired by the Participant for the Participant's own account, for investment only and not with a view to the resale or distribution thereof, and (ii) any subsequent resale or distribution of shares of Common Stock by such Participant will be made only pursuant to (A) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (B) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the Participant, prior to any offer of sale or sale of such shares of Common Stock, shall provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such Securities Act exemption to the proposed sale or distribution.

          (c) In addition, if at any time the Committee shall determine that the listing or qualification of the shares of Common Stock subject to such Purchase Right on any securities exchange, Nasdaq or under any applicable law, or that the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of a Purchase Right or the issuance of shares of Common Stock thereunder, such Purchase Right may not be granted or exercised in whole or in part, as the case may be, unless such listing, qualification, consent or approval shall have been effected or obtained by the Company free of any conditions not acceptable to the Committee.

                                   ARTICLE VI

                              PLAN ADMINISTRATION.
                              --------------------

          Section 6.1. Administration. (a) The Plan shall be administered by the Committee. The Committee shall have the authority to: (i) interpret the Plan;
(ii) prescribe rules and procedures relating to the Plan; and (iii) take all other actions necessary or appropriate for the administration of the Plan.

          (b) A majority of the members of the Committee shall constitute a quorum, and any action shall constitute the action of the Committee if it is authorized by: (i) a majority of the members present at any meeting; or (ii) all of the members in writing without a meeting.

          (c) Any controversy or claim arising out of or relating to this Plan, any Purchase Right granted under this Plan or the books and records of the Company with respect thereto shall be determined unilaterally by the Committee in its sole and absolute discretion. The determinations of the Committee on such matters shall be final, conclusive and binding on all parties.

          (d) No present or former member of the Committee or Board of Directors or employee of the Company or any of its Subsidiaries shall be liable for any action, inaction or determination made in good faith with respect to this Plan, any Purchase Right granted hereunder or any bookkeeping entry made in connection therewith.

          (e) Notwithstanding anything herein to the contrary, the Board may at any time and from time to time make any determination or take any other action delegated to the Committee hereunder.

          Section 6.2. Indemnification. (a) To the maximum extent permitted by law, the Company shall indemnify each member of the Committee and every other member of the Board, as well as any other Employee with duties under the Plan, against all liabilities and expenses (including any amount paid in settlement or in satisfaction of a judgment) reasonably incurred by the individual in connection with any claims against the individual by reason of the performance of the individual's duties under the Plan. This indemnity shall not apply, however, if: (i) it is determined in an action, lawsuit, or proceeding that the individual is guilty of gross negligence or intentional misconduct in the performance of those duties; or (ii) the individual fails to assist the Company in defending against any such claim.

          (b) Notwithstanding the above, the Company shall have the right to select counsel and to control the prosecution or defense of the suit.

          (c) The Company shall not be obligated to indemnify any individual for any amount incurred through any settlement or compromise of any action unless the Company consents in writing to the settlement or compromise.

                                  ARTICLE VII

                           AMENDMENT AND TERMINATION.
                           --------------------------

          Section 7.1. Amendment and Termination. The Board may amend or terminate the Plan at any time by means of written action, except with respect to outstanding Purchase Rights during a Purchase Period. Notwithstanding the preceding sentence, the Committee may elect to accelerate the last day of the Purchase Right Period (by means of an amendment to the Plan or otherwise) at any time.

          Section 7.2. Stockholders Approval. (a) No shares of Common Stock shall be issued under the Plan unless the Plan is approved by the Stockholders within twelve (12) months after the date of the adoption of the Plan by the Board.

          (b) If the Plan is not approved by the Stockholders within that time period, the Plan and all Purchase Rights issued under the Plan will terminate and all contributions will be refunded to the Participants. The approval by the Stockholders must relate to: (i) the class of individuals who may be Participants; and (ii) the aggregate number of shares that can be granted under the Plan. If the class of individuals who may be participants is changed or the aggregate number of shares that can be granted under the Plan increased, the approval of the Stockholders must again be obtained.

                                  ARTICLE VIII

                             MISCELLANEOUS MATTERS.
                             ----------------------

          Section 8.1. Uniform Rights and Privileges. The rights and privileges of all Participants under the Plan shall be the same.

          Section 8.2. Application of Proceeds. The proceeds received by the Company from the sale of Common Stock pursuant to Purchase Rights may be used for any corporate purpose.

          Section 8.3. Notice of Disqualifying Disposition. A Participant must notify the Company if the Participant disposes of stock acquired pursuant to the Plan prior to the expiration of the holding periods required to qualify for long-term capital gains treatment on the sale.

          Section 8.4. No Additional Rights.

          (a) Neither the adoption of this Plan nor the granting of any Purchase Right shall: (i) affect or restrict in any way the power of the Company to undertake any corporate action otherwise permitted under applicable law; or (ii) confer upon any Participant the right to continue to be employed by the Company, nor shall it interfere in any way with the right of the Company to terminate the employment of any Participant at any time, with or without cause.

          (b) No Participant shall have any rights as a Stockholder with respect to shares covered by a Purchase Right until such time as the Participant is listed as the owner of record of the purchased shares on the books and records of the Company's transfer agent.

          (c) No adjustments will be made for cash dividends or other rights for which the record date is prior to the date the Participant is listed as the owner of record of the purchased shares on the books and records of the Company's transfer agent.

          Section 8.5. Interpretation. The provisions of this Plan shall be interpreted in a manner that is consistent with this Plan satisfying the requirements of Tax Code Section 423.

          Section 8.6. Governing Law. This Plan and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware (other than those that would defer to the substantive laws of another jurisdiction).

          Section 8.7. Construction. None of the terms or provisions of this Plan or any related document shall be construed or interpreted with any presumption against the Company by reason of the Company causing the drafting thereof. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the plural and singular, respectively, and any term stated in the masculine, feminine or neuter gender shall include the other forms as well. Captions and headings have been provided for convenience and shall not affect the meaning or interpretation of this Plan.

          Section 8.8. Partial Invalidity. The invalidity, illegality or unenforceability of any provision in this Plan shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

                                   PROXY CARD

PROXY                                                                      PROXY
-----                                                                      -----

                             SMARTSERV ONLINE, INC.
                 (SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS)

          The undersigned holder of Common Stock of SMARTSERV ONLINE, INC., revoking all proxies heretofore given, hereby constitutes and appoints Thomas W. Haller and Richard D. Kerschner, and each of them, Proxies, with full power of substitution for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present at the 2002 Annual Meeting of Stockholders of SMARTSERV ONLINE, INC., to be held at the Hyatt Hotel, on Friday, December 13, 2002 at 9:00 A.M., Eastern Standard Time, and at any adjournments or postponements thereof.

          The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

          Each properly executed Proxy will be voted in accordance with the specifications made below and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR the nominees listed to serve as directors, FOR the approval of the reduction in the exercise price of certain options granted to directors, employees and executive officers, FOR the approval of the 2002 Incentive Stock Option Plan, FOR the approval of the Employee Stock Purchase Plan and FOR the ratification of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE LISTED NOMINEES, FOR THE APPROVAL OF THE REDUCTION IN THE EXERCISE PRICE OF CERTAIN OPTIONS GRANTED TO DIRECTORS, EMPLOYEES AND EXECUTIVE OFFICERS, FOR THE APPROVAL OF THE 2002 INCENTIVE STOCK OPTION PLAN, FOR THE APPROVAL OF THE EMPLOYEE STOCK PURCHASE PLAN AND FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2002.

1. Election of Directors  |_| FOR listed  nominees      |_| WITHHOLD AUTHORITY to vote for listed nominees

   Nominees:  L. Scott Perry                      Catherine Cassel Talmadge.

                         (INSTRUCTION:  TO  WITHHOLD  AUTHORITY  TO VOTE FOR ANY
                         INDIVIDUAL  NOMINEE,  CIRCLE THAT NOMINEE'S NAME IN THE
                         LIST PROVIDED ABOVE.)

2.  Approval of the reduction in the exercise      |_| FOR    |_| AGAINST   |_| WITHHOLD AUTHORITY
price of certain options granted to directors,
employees and executive officers

3.  Approval of the 2002 Incentive Stock           |_| FOR    |_| AGAINST   |_| WITHHOLD AUTHORITY
Option Plan

4.  Approval of the Employee Stock Purchase        |_| FOR    |_| AGAINST   |_| WITHHOLD AUTHORITY
Plan

5.  Ratification of Ernst & Young LLP as           |_| FOR    |_| AGAINST   |_| WITHHOLD AUTHORITY
independent auditors

6. The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.

PLEASE MARK, DATE AND SIGN THIS PROXY ON THIS AND THE REVERSE SIDE.

                              The shares represented by this Proxy will be voted
                         in the manner directed. In the absence of any direction, the shares will be voted FOR the nominees listed to serve as a directors, FOR the approval of the reduction in the exercise price of certain options granted to directors, employees and executive officers, FOR the approval of the 2002 Incentive Stock Option Plan, FOR the approval of the Employee Stock Purchase Plan and FOR the ratification of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 2002.

                         Dated: _______________________________________, 2002

                         --------------------------------------------------

                         --------------------------------------------------
                                             Signature(s)

                         (Signature(s) should conform to names as registered. For jointly owned shares, each owner should sign. When signing as attorney, executor, administrator, trustee, guardian or officer of a corporation, please give full title).


                         PLEASE MARK AND SIGN ABOVE AND
                                RETURN PROMPTLY.



                                      -2-